                                                                   EXHIBIT 10.48


ARTICLE I DEFINITIONS............................................................................................    1
          -----------

ARTICLE II ADVANCES AND TERMS OF PAYMENT.........................................................................    5
           -----------------------------
         2.1      Discretionary Borrowing/Lending................................................................    5
                  -------------------------------
         2.2      The Facility...................................................................................    5
                  ------------
                  2.2.1    Amount................................................................................    5
                           ------
                  2.2.2    Procedure for Borrowing...............................................................    6
                           -----------------------
                  2.2.3    Reborrowing...........................................................................    6
                           -----------
         2.3      Extension of Facility Expiration Date..........................................................    6
                  -------------------------------------
         2.4      Interest Rate, Computation.....................................................................    6
                  --------------------------
         2.5      Payments.......................................................................................    6
                  --------
         2.6      Prepayment.....................................................................................    7
                  ----------
                  2.6.1    Voluntary.............................................................................    7
                           ---------
                  2.6.2    Mandatory Prepayments/No Prepayment Premium...........................................    7
                           -------------------------------------------
                  2.6.3    Additional Payments...................................................................    7
                           -------------------
                  2.6.4    Involuntary Prepayment................................................................    7
                           ----------------------
         2.7      Late Charges; Default Rate.....................................................................    7
                  --------------------------
         2.8      Payment after Borrower Event of Default........................................................    8
                  ---------------------------------------
         2.9      Maximum Interest...............................................................................    8
                  ----------------
         2.10     Method of Payment; Good Funds..................................................................    8
                  -----------------------------

ARTICLE III NOTE; SECURITY INTEREST..............................................................................    8
            -----------------------
         3.1      Note...........................................................................................    8
                  ----
         3.2      Grant of Security Interest.....................................................................    8
                  --------------------------
         3.3      Substitution of Contracts......................................................................    9
                  -------------------------

ARTICLE IV CONDITIONS OF CLOSING; ADVANCES.......................................................................    9
           -------------------------------
         4.1      Conditions of Closing..........................................................................    9
                  ---------------------
                  4.1.1    Representations and Warranties........................................................    9
                           ------------------------------
                  4.1.2    Delivery of Documents.................................................................    9
                           ---------------------
                  4.1.3    Security Interests....................................................................    9
                           ------------------
                  4.1.4    Opinion of Counsel....................................................................    9
                           ------------------
                  4.1.5    Performance; No Default...............................................................    9
                           -----------------------
                  4.1.6    Approval of Loan Documents and Security Interests.....................................    9
                           -------------------------------------------------
                  4.1.7    Material Adverse Change...............................................................   10
                           -----------------------
         4.2      Conditions of Advances.........................................................................   10
                  ----------------------
                  4.2.1    Representations and Warranties........................................................   10
                           ------------------------------
                  4.2.2    Delivery of Documents.................................................................   10
                           ---------------------
                  4.2.3    Security Interests....................................................................   10
                           ------------------
                  4.2.4    Additional Conditions.................................................................   10
                           ---------------------

ARTICLE V REPRESENTATIONS AND WARRANTIES.........................................................................   10
          ------------------------------

ARTICLE VI AFFIRMATIVE COVENANTS.................................................................................   12
           ---------------------

ARTICLE VII NEGATIVE COVENANTS...................................................................................   14
            ------------------

ARTICLE VIII BORROWER AND CONTRACT EVENTS OF DEFAULT -- DEFINITIONS AND REMEDIES.................................   14
             -------------------------------------------------------------------
         8.1      Borrower Events of Default -- Definition.......................................................   14
                  ----------------------------------------
         8.2      Borrower Events of Default -- Remedies.........................................................   16
                  --------------------------------------
         8.3      Contract Events of Default.....................................................................   16
                  --------------------------
                  8.3.1    Definition............................................................................   16
                           ----------
                  8.3.2    Acceleration..........................................................................   16
                           ------------

                  8.3.3    Contract Event of Default -- Remedies................................................. 16
                           -------------------------------------
         8.4      Power of Attorney.............................................................................. 17
                  -----------------
         8.5      Expenses....................................................................................... 18
                  --------
         8.6      Application of Funds........................................................................... 18
                  --------------------

ARTICLE IX CLOSING............................................................................................... 18
           -------

ARTICLE X MISCELLANEOUS.........................................................................................  18
          -------------
         10.1     Rights, Remedies and Powers.................................................................... 18
                  ---------------------------
         10.2     Modifications, Waivers and Consents............................................................ 18
                  -----------------------------------
         10.3     Communications................................................................................. 18
                  --------------
         10.4     Severability................................................................................... 19
                  ------------
         10.5     Survival....................................................................................... 19
                  --------
         10.6     Attorneys' Fees and Other Expenses............................................................. 19
                  ----------------------------------
         10.7     Indemnity...................................................................................... 19
                  ---------
         10.8     Binding Effect................................................................................. 20
                  --------------
         10.9     Assignments; Participations.................................................................... 20
                  ---------------------------
         10.10    Further Assurances............................................................................. 20
                  ------------------
         10.11    GOVERNING LAW, CONSENT TO JURISDICTION AND SERVICE OF PROCESS.................................. 20
                  -------------------------------------------------------------
         10.12    WAIVER OF JURY TRIAL........................................................................... 20
                  --------------------

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------
                                (FULL RECOURSE)

   This Loan and Security Agreement is entered into as of August 7, 1995 between BANKVEST CAPITAL CORP. ("Borrower"), a Massachusetts corporation, having its principal place of business at 114 Turnpike Road, Westboro, Ma 01581, and HELLER FINANCIAL, INC., a Delaware corporation ("Lender").

                            PRELIMINARY STATEMENT:
                            ---------------------

   Borrower desires to borrow certain sums from Lender to be used to finance Borrower's leasing and/or lending activities of certain Eligible Equipment (this and all other capitalized terms are defined in Section 1.1 below). Lender is willing to provide such funds, subject to the terms and conditions set forth below.

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

   1.1 Definitions. As used in this Agreement and in the other Loan Documents,
       -----------
unless otherwise expressly indicated herein or therein, the following terms shall have the following meanings (such definitions to be applicable both to the singular and plural terms defined):

       Acquisition Cost: all costs and expenses incurred by Borrower in
       ----------------
   connection with the acquisition of any Eligible Equipment, including, without limitation, sales or use taxes, freight or installation costs, and license fees, but excluding any down payments made by End-User.

       Advance: a loan which is part of the Facility.
       -------

       Agreement: this Loan and Security Agreement, as amended or supplemented
       ---------
   at any time.

       Amortization Schedule: a schedule approved by Lender for the repayment of
       ---------------------
   each Advance.

       Approved Contract Term: without the prior written approval of Lender, a
       ----------------------
   period of time not less than Twenty-Four (24) months and not more than Sixty
   (60) months.

       Assignment: the assignment of Contracts, and any Lien applicable thereto
       ----------
   in the form of Exhibit A executed by Borrower in favor of Lender.

       Borrower Event of Default: any Events of Default described in Section
       -------------------------
   8.1.

       Borrower Lien: a Lien on Collateral granted by an End-User to Borrower,
       -------------
   which Lien has been assigned by Borrower to Lender pursuant to an Assignment.

       Borrower's Obligations: (i) all liabilities, obligations and covenants
       ----------------------
   imposed upon Borrower pursuant to the terms of the Loan Documents, and (ii) all costs of litigation, collection, reasonable attorneys' fees and other costs expended or incurred in connection with the enforcement of Lender's rights hereunder and with respect to the Contracts and the Facility Equipment.

       Business Day: any day other than (i) a Saturday, (ii) Sunday or (iii)
       ------------
   other day on which The First National Bank of Chicago, Chicago, Illinois is closed.

       Casualty: an event in which any item of Facility Equipment or any portion
       --------
   thereof is lost, damaged (and such damage cannot reasonably be repaired by Borrower or an End-User of such Facility Equipment within 60 days), destroyed, stolen, confiscated, requisitioned or condemned regardless of cause.

       Casualty Payments: all proceeds of the Collateral which arise out of any
       -----------------
   Casualty, including, without limitation, insurance claims, tort claims, or reimbursement payments with respect to claims for indemnity.

       Certificate of Acceptance: a certificate of delivery and acceptance
       -------------------------
   executed by an End-User pursuant to a Contract with respect to Facility Equipment, substantially in the form included in Group Exhibit C.

       Closing: the execution by Borrower and Lender of the Loan Documents.
       -------

       Closing Certificate: a certificate in the form of Exhibit D executed by a
       -------------------
   Responsible Officer on behalf of Borrower.

       Closing Date: the date upon or as of which the Closing occurs.
       ------------

       Collateral: the Property described in Section 3.2.
       ----------

       Collection Agent:  XEROX ADMINISTRATIVE SERVICES, or any successor entity
       ----------------
   authorized to service, administer and collect remittances due from End-Users under Facility Contracts.

       Contract: a lease of Eligible Equipment by and between Borrower, as
       --------
   lessor, and an End-User, as lessee, which contains no end-of-term purchase option, or contains an end-of-term purchase option at not less than eight percent (8%) of the related Acquisition Cost.

       Contract Event of Default: the Event of Default described in Section
       -------------------------
   8.3.1.

       Contract Funding Request: a request for an Advance in the form of Exhibit
       ------------------------
   H delivered by Borrower to Lender, with all attachments as specified therein.

       Contract Payment Letter: a letter in the form of Exhibit I.
       -----------------------

       Contract Proceeds: funds received by Borrower with respect to any
       -----------------
   Facility Contract or any Facility Equipment which is the subject of a Facility Contract.

       Default Rate: an annual rate equal to 2% plus the Facility Rate.
       ------------

       Default Rate Period: a period of time commencing on the date that Lender
       -------------------
   declares in writing to Borrower that an Event of Default has occurred and that the Default Rate is applicable and ending on the date that such Event of Default is cured or waived.

       Disbursement Date: any date on or after the Closing Date upon which the
       -----------------
   proceeds of any Advance are disbursed.

       Eligible Contract: a Contract (I) that is a legal, valid, binding, non-
       -----------------
   cancelable and enforceable obligation of the End-User, (II) that provides either for the retention of title to the Equipment by the Borrower, (III) under which no amount is past due more than thirty (30) days, (IV) as to which the End-User is not otherwise in default, (V) employing substantially standard pricing and documentation (including, without limitation, provisions concerning payment terms, assignment, maintenance, termination, renewal, insurance and stipulated loss provisions) which have been approved by Lender,
   (VI) under which the End-User's obligations are subject to no conditions precedent which remain unperformed, (VII) which pertains to Eligible Equipment, (VIII) where the End-User is an Eligible End-User, (IX) which has been originated by Borrower as lessor, (X) which is for an Approved Contract Term, (XI) which contains no end-of-term purchase option or contains an end-of-term purchase option at not less than eight percent (8%) of the related Eligible Equipment Acquisition Cost, (XII) as to which the applicable Facility Funding Amount will not exceed the sum of Seventy-Five Thousand Dollars ($75,000.00) nor be less than Ten Thousand Dollars

   ($10,000.00) without the prior written approval of Lender, (XIII) which conforms to credit underwriting standards which shall have previously been agreed to in writing between Borrower and Lender, and (XIV) which is in all other respects acceptable to Lender.

       Eligible End-User: an End-User (I) which is not in bankruptcy or
       -----------------
   receivership or subject to a reorganization proceeding of any kind or insolvent, (II) which is not in default or breach under any of the terms of the applicable Contract, and (III) which, pursuant to underwriting standards jointly agreed upon in writing between Borrower and Lender, is a financially responsible and creditworthy commercial or institutional entity (other than a Governmental Body).

       Eligible Equipment:  Machine tool, printing, woodworking, office
       ------------------
   automation, automotive after-market and other equipment (I) which is new or used, (II) which is in good condition, repair and working order, (III) which is insured in the manner provided in the applicable Contract, (IV) (A) which is owned by Borrower free and clear of all Liens except a Lender Lien, or (B) in which the End-User thereof has granted Borrower a security interest free and clear of all Liens except Permitted Liens, (V) which is located within the continental United States, (VI) which is subject to an Eligible Contract, and (VII) which is otherwise approved by Lender.

       End-User: the end-user under a Contract.
       --------

       Equipment: equipment which has been approved by Lender, free and clear of
       ---------
   all liens and encumbrances, together with all substitutions and replacements for such equipment, and all accessories, attachments, parts, upgrades, features and peripheral equipment now or hereafter attached to or used in connection therewith.

       Event of Default: any of the Borrower Events of Default or Contract Event
       ----------------
   of Default.

       Evidence of Insurance: either (I) an original certificate of insurance,
       ---------------------
   (II) documentation sufficient to establish coverage under a previously approved policy of Borrower, or (III) if approved in writing by Lender, evidence of self-insurance by an End-User under a Facility Contract.

       Facility: the Advances to be made by Lender to Borrower pursuant to
       --------
   subsections 2.2.1.

       Facility Contract: an Eligible Contract which is subject to an Advance.
       -----------------
   For the purposes of this Agreement, all references to a Facility Contract which takes the form of a master Lease shall be deemed to include any schedules thereunder.

       Facility Equipment: any Equipment which is the subject of a Facility
       ------------------
   Contract.

       Facility Expiration Date: August 7, 1996, or any subsequent date to which
       ------------------------
   the terms and conditions of this Agreement shall have been extended as of any time in accordance with the provisions of Section 2.3 of this Agreement.

       Facility Funding Amount: with respect to each Facility Contract which is
       -----------------------
   proposed to be made the subject of an Advance, the lesser of (I) the present value of all payments due thereunder (with the exception of any residuals or purchase options) for the Approved Contract Term of each such Facility Contract, using a discount rate to determine such present value equal to the Term Facility Rate, or (II) 100.00% of the Acquisition Cost for each item of Facility Equipment.

       Facility Funding Period: a period of time from the Closing Date until
       -----------------------
   August 7, 1996 or a date subsequent thereto pursuant to Section 2.3 hereof.

       Facility Note: a full recourse promissory note in the form of Exhibit H
       -------------
   executed by Borrower in favor of Lender.

       Facility Rate: with respect to each Advance, a fixed per annum interest
       -------------
   rate equal to the sum of (i) 3.25%; and (ii) the weekly average U.S. Treasury Constant Maturities for a Treasury Note having approximately an equal term as the weighted average term of the Contracts subject to the applicable Advance, as reported by the Federal Release for the calendar week in which funding of an Advance takes place.

       Federal Release: Federal Reserve Statistical Release No. H.15(519) under
       ---------------
   the caption "U.S. Government Securities/Treasury Constant Maturities" or any successor publication providing information as to the yields of Treasury Notes.

       GAAP: generally accepted accounting principles as in effect from time to
       ----
   time, which shall include the official interpretations thereof by the Financial Accounting Standards Board, consistently applied.

       Good Funds: United States dollars available to Lender in Federal funds at
       ----------
   or before 2:00 p.m. Chicago time on a Business Day.

       Governmental Body: any foreign, federal, state, municipal or other
       -----------------
   government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof or any court or arbitrator.

       Incipient Default: any event or condition which, with the giving of
       -----------------
   notice or the lapse of time, or both, would become an Event of Default.

       Intangible Collateral: as defined in Section 3.2(b).
       ---------------------

       Lease: any lease agreement or master lease agreement pertaining to
       -----
   Equipment between Borrower, as lessor and another Person, as lessee.

       Lender Lien: the Lien on the Collateral granted by Borrower to Lender
       -----------
   pursuant to Article III of this Agreement.

       Lien: any mortgage, deed of trust, hypothecation, pledge, security
       ----
   interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement or any lease in the nature of any of the foregoing.

       Loan Documents: this Agreement, the Note, the Assignments, the Contract
       --------------
   Funding Requests, the Closing Certificate, UCC financing statements, and all other documents, instruments, and certificates executed by Borrower pursuant to this Agreement.

       Loan Repayment Amount: with respect to an Advance at any time, the
       ---------------------
   aggregate unpaid principal of, and accrued interest (including any interest accrued at the Default Rate) on, such Advance.

       Lockbox: the arrangement with the Collection Agent, who will act as the
       -------
   agent for collection of all remittances and proceeds due to Borrower from End-Users subject to Facility Contracts, and which shall be identified as follows:

                   Administration Center
                   P.O. Box 23870
                   Rochester, New York 14692-3870

       Lockbox Agreement: the agreement among Borrower, Collection Agent and
       -----------------
   Lender, substantially in the form attached hereto as Exhibit F, which shall set forth the terms, conditions and provisions of the Lockbox.

       Note: the Facility Note.
       ----

       Ordinary Prepayment Premium: (i) Four Percent (4%) of the amount prepaid
       ---------------------------
   if prepaid prior to the first anniversary of the related Disbursement Date,
   (ii) Three Percent (3%) of the amount prepaid if prepaid after the first anniversary to the second anniversary of the related Disbursement Date, (iii) Two Percent (2%) of the amount prepaid if prepaid after the second anniversary to the third anniversary of the related Disbursement Date; and
   (iv) One Percent (1%) of the amount prepaid if prepaid after the third anniversary of the related Disbursement Date.

       Permitted Liens: any of the following Liens: (I) the Lender Lien; (II)
       ---------------
   the Contracts; (III) any Borrower Lien; (IV) any Liens expressly subordinate to (i), (ii) and/or (iii) above; and (V) Liens for taxes or assessments and similar charges, which either are (A) not delinquent or (B) being contested diligently and in good faith by appropriate proceedings, and as to which Borrower has set aside adequate reserves on its books.

       Permitted Substitution: the substitution by Borrower of an Eligible
       ----------------------
   Contract for a Facility Contract, in accordance with the provisions of
   Section 3.3.

       Person: any individual, sole proprietorship, partnership, joint venture,
       ------
   trust, unincorporated organization, association, corporation, institution, entity, party or Governmental Body.

       Property: all types of real, personal or mixed property and all types of
       --------
   tangible or intangible property.

       Responsible Officer: any of the President, Senior Vice President -
       -------------------
   Operations, Chief Financial Officer, Clerk, Senior Vice President or Vice President of Borrower.

       Sale Proceeds: the gross proceeds received by Borrower with respect to
       -------------
   any sale of Facility Equipment, less any remarketing fees paid by Borrower with respect to any such sale.

         Treasury Notes shall mean unsecured promissory notes issued, from time
         --------------
   to time, as an obligation of the United States Government by the Secretary of the Treasury in various denominations and with stated maturity dates from the date of issue.

       UCC: the Uniform Commercial Code.
       ---

       U.S. Treasuries Constant Maturities: as defined in the Federal Release.
       -----------------------------------

   1.2 Time Periods. In this Agreement and the other Loan Documents, in the
       ------------
computation of periods of time from a specified date to a later specified date
(i) the word "from" means "from and including," (ii) the words "to" and "until" each mean "to, but excluding" and (iii) the words "through," "end of" and "expiration" each mean "through and including." All references in this Agreement and the other Loan Documents to "month," "quarter" or "year" shall be deemed to refer to a calendar month, quarter or year.

   1.3 Accounting Terms. Unless otherwise specified in this Agreement, all
       ----------------
accounting terms used herein shall be construed, all accounting determinations hereunder shall be made, and all financial statements required to be delivered pursuant hereto shall be prepared in accordance with GAAP.

   1.4 References. All references in this Agreement to an "Article," "Section,"
       ----------
"subsection," "subparagraph," "clause" or "Exhibit," unless otherwise indicated, shall be deemed to refer to an Article, Section, subsection, subparagraph, clause or Exhibit, as applicable, of or to this Agreement.

   1.5 Lender's Discretion. Whenever the terms "satisfactory to," "determined
       -------------------
by," "acceptable to," "shall elect," "shall request," or similar terms are used in this Agreement or any of the other Loan Documents to apply to Lender, except as otherwise specifically provided herein or therein, such terms shall mean satisfactory to, at the election of, determined by, acceptable to, or requested by, Lender, in its sole, but reasonable, discretion.

   1.6 Statements as to Knowledge. Any statements, representations or warranties
       --------------------------
which are based upon the best knowledge of Borrower shall be deemed to have been made after due inquiry with respect to the matter in question.

                                  ARTICLE II

                         ADVANCES AND TERMS OF PAYMENT
                         -----------------------------

    2.1 Discretionary Borrowing/Lending. Notwithstanding the other provisions of
        -------------------------------
this Agreement, Advances hereunder shall be made only when both (i) Borrower, in its sole discretion, desires to borrow money from Lender, and (ii) Lender, in its sole discretion, desires to loan money to Borrower; it being agreed that this Agreement shall not be construed as imposing any duty on Borrower to borrow from Lender, nor any duty on Lender to loan to Borrower.

    2.2 The Facility.
        ------------

        2.2.1  Amount. The Facility is a term loan in the maximum amount
               ------
   outstanding at any one time of up to Two Million Dollars ($2,000,000.00) which, subject to the provisions of subsection 2.2.2 shall be made available to Borrower by Lender during the Facility Funding Period.

        2.2.2  Procedure for Borrowing. Subject to the satisfaction of the terms
               -----------------------
   and conditions set forth in Sections 2.1 (Discretionary Borrowing/Lending),
   2.2 (The Facility), 4.1 (Closing) and 4.2 (Advances), on or after the Closing Date Lender shall disburse the proceeds of any Advance as Borrower may request in the related Contract Funding Request. The Contract Funding Request shall specify: (A) the date such Advance is to be made, which shall be (I) a Business Day not less than 2 Business Days after the delivery to Lender of such Contract Funding Request, or (II) with respect to any Advance requiring Lender's written approval, a Business Day not less than 5 Business Days after the delivery to Lender of such Contract Funding Request, and (B) the amount of Advance, which shall not exceed the applicable Facility Funding Amount, and without the written consent of Lender, be not less than $250,000.00 and no more than $1,000,000.00. Lender shall not be obligated to make any Advance (I) if an Incipient Default or Event of Default exists or will occur if the requested Advance is made, (II) any more frequently than once each month, or (III) with respect to any Contract which Lender determines is not an Eligible Contract or for an End-User which Lender determines is not an Eligible End-User.

        Until the first two Advances have been completed hereunder in a manner satisfactory to Lender, Lender shall retain the discretion, as set forth in subsection (xiv) of the definition of Eligible Contract, in the reasonable exercise of its credit judgment, to reject any proposed Contract for an Advance hereunder. Thereafter, with respect to any requested Advance, so long as (1) each Contract submitted meets all of the other requirements (i) through and including (xiii) of the definition of Eligible Contract; and (2)
                                                                        ---
   the Facility Funding Amount with respect to each Contract is less than $30,000.00; and (3) the amount of the requested Advance is between
               ---
   $250,000.00 and $500,000.00, Lender's approval shall no longer be required for any Contract subject to the requested Advance to be deemed an Eligible Contract, but the provisions of Section 2.1 hereof shall continue to apply.

        2.2.3  Reborrowing. Borrower shall be entitled to reborrow any portion
               -----------
   of the Advance which is repaid or prepaid.

   2.3  Extension of Facility Expiration Date. Borrower may, not less than sixty
        -------------------------------------
(60) days, nor more than one hundred twenty (120) days prior to the Facility Expiration Date, request Lender to extend the Facility Expiration Date for one additional calendar year. In the event Lender does not respond to Borrower's request by thirty (30) days prior to the Facility Expiration date, Borrower's request shall be deemed denied. In addition, Lender may, at any time, in its sole discretion, consider extending the Facility Expiration Date. In the event that Lender elects to make an Advance hereunder pursuant to an Contract Funding Request of Borrower past the Facility Expiration Date, the Facility Expiration Date and the Facility Funding Period shall be deemed to have been extended through and including the date such Advance is made. Notwithstanding the foregoing, however, all obligations under this Agreement shall survive any expiration or termination of this Agreement and/or the termination of any Facility Contract.

    2.4 Interest Rate, Computation. Each Advance shall bear interest at the
        --------------------------
Facility Rate, which shall be computed on the basis of a year consisting of 360 days and charged for the actual number of days during the period for which interest is being charged.

    2.5 Payments. Provided the Borrower is not in default, Borrower, at its sole
        --------
cost and expense, through the Collection Agent, shall be responsible for the billing and collecting of the payments due under any Contract(s). All billing with respect to Facility Contracts shall be accomplished by separate invoices (i.e., not included in invoices to the same End-User for rentals or other payments due under any other agreement between Borrower and End-User), and shall direct the End-Users to forward all Facility Contract remittances (including, but not limited to rents, renewal rents and Casualty Payments) to the Lockbox, which shall be subject to the Lockbox Agreement. The fees and expenses of such Lockbox and Collection Agent shall be payable by Borrower. On or before the due date set forth in each Facility Contract, or the next occurring Business Day, commencing with the first month following the Advance with respect thereto, Borrower or Collection Agent shall pay the amounts due under such Facility Contracts to Lender, whether or not such amounts have been remitted by such End-Users. All payments made pursuant to this subsection 2.5 shall be applied first, to any accrued and unpaid fees and expenses then owed by Borrower to Lender; second, to accrued and unpaid interest then due Lender calculated at the Facility Rate through the last date of such immediately preceding month, and third, to principal due Lender on the applicable Advances until paid in full.

    2.6 Prepayment.
        ----------

        2.6.1  Voluntary. Borrower may prepay the Facility in whole or in part,
               ---------
   provided that, concurrently with any such optional prepayment, subject to the provisions of the final sentence of this subsection, Borrower shall pay to Lender the Ordinary Prepayment Premium; PROVIDED, HOWEVER, that not more often than once per month, Borrower may prepay that portion of the Facility attributable to any one Facility Contract without Ordinary Prepayment Premium, less a rebate of unearned interest, if any, calculated in accordance with the "Rule of 78's." Not less than 5 Business Days prior to any voluntary prepayment of the Facility, Borrower shall give notice to Lender of its intention to prepay, which notice shall state: (I) Borrower's acknowledgment that its intention to prepay and the notice are irrevocable and constitute the commitment of Borrower to prepay in accordance therewith, (II) the Advance to which such prepayment is to be applied, (III) the amount of such prepayment, and (IV) the date of such prepayment. All prepayment proceeds shall be applied by Lender as set forth in the last sentence of Section 2.5 hereof.

        2.6.2  Mandatory Prepayments/No Prepayment Premium. The following shall
               -------------------------------------------
   be deemed Mandatory Prepayments and no Ordinary Prepayment Premium shall be payable with respect thereto:

               (a) Contract Proceeds, etc. Borrower shall pay to Lender 100% of
                   -----------------------
       the Contract Proceeds applicable to Facility Contracts and/or Facility Equipment received by Borrower which constitute (I) Casualty Payments,
       (II) Sale Proceeds and (III) any amounts paid by any End-User (A) as a result of the early termination of any Facility Contract, or (B) in advance of their scheduled due date(s) under a Facility Contract, except that, so long as no Incipient Default or Event of Default exists as of the date of receipt by Borrower of any such payment, such Contract Proceeds shall be applied as follows:

                   (A) Casualty Payments pertaining to a Casualty which (I) does not cause the subject Facility Equipment to be irreparable or irreplaceable shall be applied (1) first, to the replacement and/or repair of such subject Facility Equipment, (2) next, to the payment of Borrower's Obligations then outstanding pertaining to the portion of the Advance which relates to the subject Facility Contract (other than accrued and unpaid interest thereon and the principal balance thereof), (3) next, to the payment of accrued and unpaid interest on the portion of the Advance which relates to the subject Facility Contract to the date on which Lender is in receipt of Good Funds, (4) next, to the payment of the principal balance of the Advance which relates to the subject Facility Contract in accordance with the applicable Amortization Schedule, in the inverse order of the maturity of the installments shown on such Amortization Schedule and (5) the remainder, if any, to Borrower or (II) causes the subject Facility Equipment to be irreparable or irreplaceable, then as provided in clause (I) preceding, except that the first such payment shall be applied as described in subclause (2) of such clause (I), and

                  (B) Contract Proceeds described in clauses (ii) and (iii) of subparagraph (a) shall be applied as described in clause (II) of subparagraph (A) hereof.

              (b) Contract Event of Default. Any prepayment by Borrower arising
                  -------------------------
       from Lender's exercise of a remedy for a Contract Event of Default.

        2.6.3 Additional Payments. Any prepayment of the Advances pursuant to
              -------------------
   this Section 2.6 shall be accompanied by payment of all accrued and unpaid interest on the applicable Advance to the date on which Lender is in receipt of Good Funds.

        2.6.4 Involuntary Prepayment. Any prepayment of the Advances received by
              ----------------------
   Lender resulting from the exercise by Lender of any remedy available to Lender subsequent to the occurrence of an Event of Default and the acceleration of Borrower's Obligations shall be deemed to be a prepayment subject to the terms of subsections 2.6.1 hereof and the applicable Ordinary Prepayment Premium shall be payable with respect thereto.

   2.7  Late Charges; Default Rate. If any payment of principal or interest to
        --------------------------
be made by Borrower to Lender under the Facility becomes past due for a period of 10 days, Borrower shall pay to Lender on demand a late charge of five percent (5%) of the amount of such overdue payment. In addition, during a Default Rate Period, Borrower's Obligations pertaining to the Facility shall bear interest at the Default Rate.

   2.8  Payment after Borrower Event of Default. Upon the occurrence and during
        ---------------------------------------
the continuation of a Borrower Event of Default, all Contract Proceeds pertaining to Facility Contracts and/or Facility Equipment shall be applied by Lender in such manner as Lender shall determine.

   2.9  Maximum Interest. Notwithstanding any provision to the contrary herein
        ----------------
contained, Lender shall not collect a rate of interest on any obligation or liability due and owing by Borrower to Lender in excess of the maximum contract rate of interest permitted by applicable law. Lender and Borrower have agreed that the interest laws of the State of Illinois shall govern the relationship between them, but in the event of a final adjudication to the contrary, nunc pro tunc, Borrower shall be obligated to pay to Lender only such interest as then shall be permitted by the applicable laws of the State found to govern the contract relationship between Lender and Borrower. All interest found in excess of that rate of interest allowed and collected by Lender shall be applied to the Advances in such manner as to prevent the payment and collection of interest in excess of the rate permitted by applicable law.

   2.10 Method of Payment; Good Funds. All payments which are to be made by
        -----------------------------
Borrower to Lender pursuant to the Loan Documents shall be made by wire transfer to BANK OF AMERICA, 231 South LaSalle Street, Chicago, Illinois 60697; ABA #071000039, Heller Financial, Inc., Acct. #74-21753, Phone Advice to MARK
FIORENTINO: 708-268-2117.

Payment shall not be deemed to be received until Lender is in receipt of Good Funds.

                                  ARTICLE III

                            NOTE; SECURITY INTEREST
                            -----------------------

   3.1  Note. Borrower's Obligations described in clause (i) of the definition
        ----
of such term shall be evidenced by the Note.

   3.2  Grant of Security Interest. As security for the payment and performance
        --------------------------
of Borrower's Obligations, Borrower hereby grants to Lender a Lien in the following described collateral (the "Collateral"), such Lien to be superior and prior to all other Liens other than Permitted Liens:

        (a) Facility Equipment. All of Borrower's right, title and interest in
            ------------------
   and to the Facility Equipment.

        (b) The Contracts. All chattel paper and Contracts pertaining to any
            -------------
   Facility Equipment, including, without limitation, all of Borrower's right, title and interest in, to and under each Facility Contract relating to each item of Facility Equipment and the right to receive all payments thereunder (collectively, the "Intangible Collateral").

        (c) Lockbox and Lockbox Agreement. The Lockbox and Lockbox Agreement.
            -----------------------------

        (d) Books and Records. All of the books and records of Borrower
            -----------------
   pertaining to the Property described in subparagraphs (a) - (c) above.

        (e) Proceeds. All attachments, additions, accessions, upgrades,
            --------
   accessories and replacements pertaining to the items described in subparagraphs (a) through (d) above, as applicable, including all cash and non-cash proceeds (including Casualty Payments and other insurance proceeds) pertaining thereto.

   Lender shall not be required to look to the Collateral for the payment of Borrower's Obligations, but may proceed against Borrower in such manner as Lender deems desirable. All of the Collateral assigned to Lender hereunder shall secure the payment and performance of all of Borrower's Obligations, and whether now existing or in the future; provided, however, that upon the payment and performance in full of all of Borrower's Obligations with respect to a Facility Contract (or the exercise of a Permitted Substitution with respect thereto), all of Borrower's Obligations with respect to such Facility Contract and the Facility Equipment which is subject thereto shall be deemed to be satisfied, the Loan Documents applicable to such Facility Contract and such Facility Equipment shall automatically terminate and Lender shall execute and deliver to Borrower such UCC termination statements and other instruments as may be necessary to release the applicable Lender Lien(s) in the related Collateral.

   3.3  Substitution of Contracts. Within One Hundred Twenty (120) days after a
        -------------------------
Contract Event of Default occurs, or in the event of a prepayment by an End-User with respect to a Facility Contract, or with the prior, written agreement of Lender, in addition to any other remedy available hereunder to Borrower with respect thereto, Borrower may substitute another Eligible Contract for an existing Facility Contract ("Existing Facility Contract"), provided (I) that the present value (determined using a discount rate which is equal to the Facility Rate which is applicable to the Existing Facility Contract) of the payments remaining under such Substitute Contract, is equal to or greater than the present value (calculated as described above) of the remaining payments of such Existing Facility Contract, including any payments which are past due under such Existing Facility Contract; and (II) that the number of payments remaining under such Substitute Contract equals or exceeds the number of payments remaining under the Existing Facility Contract.

                                  ARTICLE IV

                        CONDITIONS OF CLOSING; ADVANCES
                        -------------------------------

   4.1  Conditions of Closing. The Closing shall not take place unless all of
        ---------------------
the conditions set forth in this Section 4.1 have been satisfied in a manner, form and substance satisfactory to Lender:

        4.1.1  Representations and Warranties. On the Closing Date, the
               ------------------------------
   representations and warranties of Borrower set forth in the Loan Documents shall be true and correct in all material respects.

        4.1.2  Delivery of Documents. The following shall have been delivered to
               ---------------------
   Lender, each duly authorized and executed:

               (a) the Agreement, with all Exhibits; the Note and the Closing Certificate;

                (b) a certificate of the Clerk or an Assistant Clerk of Borrower in the form of Exhibit J, with all attachments noted therein;

                (c) a certified copy of the forms of Contract used by Borrower, to be attached to the Agreement as Group Exhibit C;

              (d) the Lockbox Agreement;

              (e) an agreement by and between Borrower, Lender and Collection Agent, substantially in the form attached hereto as Exhibit E, providing for back-up servicing of the Facility Contracts if a Borrower Event of Default occurs; and

              (f) such additional instruments, documents, certificates, consents, financing statements, waivers and opinions as Lender reasonably may request.

       4.1.3  Security Interests. All UCC financing statements referenced in
              ------------------
   Section 4.2.3, including UCC-1(s) naming Borrower as debtor and Lender as secured party to be filed where applicable, substantially in the form attached hereto as Exhibit B, shall have been filed and confirmation thereof received by Lender.

       4.1.4  Opinion of Counsel. Lender shall have received from GOLDSTEIN &
              ------------------
   MANELLO, P.C., counsel to Borrower, an opinion dated the Closing Date, addressed to Lender in the form of Exhibit K.

       4.1.5  Performance; No Default. Borrower shall have performed and
              -----------------------
   complied with all agreements and conditions contained in the Loan Documents to be performed by or complied with prior to or at the Closing Date.

       4.1.6  Approval of Loan Documents and Security Interests. The approval
              -------------------------------------------------
   and/or consent shall have been obtained from all Governmental Bodies and all other Persons whose approval or consent is necessary or required to enable Borrower to (I) enter into and perform its obligations under the Loan Documents, (II) grant to Lender the Lender Lien and (III) consummate the Advances.

       4.1.7  Material Adverse Change. Since the issuance of Borrower's most
              -----------------------
   recent fiscal year-end financial statements, no event shall have occurred which has a material adverse effect on (I) the financial condition, Property, business, operations, ownership, structure, prospects or profits of Borrower or any End-User, (II) the ability of Borrower to perform its obligations under the Loan Documents, (III) the ability of any End-User to perform its obligations under the Facility Contract(s), or (IV) the Collateral.

   4.2 Conditions of Advances. The obligation of Lender to disburse any Advances
       ----------------------
on or after the Closing Date shall be subject to the satisfaction of all of the conditions set forth in this Section 4.2 in a manner, form and substance satisfactory to Lender:

       4.2.1  Representations and Warranties. On the date of such Advance, the
              ------------------------------
   representations and warranties of Borrower set forth in the Loan Documents shall be true and correct in all material respects.

       4.2.2  Delivery of Documents. In addition to the documents previously
              ---------------------
   delivered to Lender pursuant to Section 4.1.2, the following shall have been delivered to Lender, each duly authorized and executed:

              (a) the Contract Funding Requests for the Advances to be made, with all attachments noted therein; and

              (b) such additional instruments, documents, certificates, consents, financing statements, waivers and opinions as Lender reasonably may request.

       4.2.3  Security Interests. All UCC financing statements, including, but
              ------------------
   not limited to:

              (a) With respect to Contracts having an Acquisition Cost over Ten Thousand Dollars ($10,000.00), financing statements naming End-User as debtor or lessee, and Borrower as secured party or lessor, to be filed in the state(s) where the Equipment is located,

             (b) With respect to Contracts having an Acquisition Cost over Fifty Thousand Dollars ($50,000.00), financing statements as required, naming Lender as assignee to be filed in the jurisdiction(s) where the UCC-1(s) referred to in 4.2.3(a) above are filed, and

             (c) all other filings and actions necessary to perfect and maintain the Lender Lien as a valid and perfected Lien in the Collateral,

       shall have been filed and confirmation thereof received by Lender.

       4.2.4 Additional Conditions.  Borrower shall have re-satisfied the
             ---------------------
   conditions set forth in Sections 4.1.5 (Performance; No Default), 4.1.6
                                           -----------------------
   (Approval of Loan Documents and Security Interests), and 4.1.7 (Material
   --------------------------------------------------              --------
   Adverse Change) hereof with respect to the requested Advance(s).
   --------------

                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

   Borrower hereby represents and warrants to Lender as follows:

   5.1 Organization, Power, Authority, etc. Borrower (I) is duly organized,
       -----------------------------------
validly existing and in good standing under the laws of the State of Massachusetts, (II) is qualified to do business in every jurisdiction in which the character of the Property owned or leased by it or the business conducted by it makes such qualification necessary and the failure to so qualify would permanently preclude Borrower from enforcing its rights with respect to any Facility Contract or Facility Equipment or would expose Borrower to any material loss or liability, (III) has the power and authority to carry on its business,
(IV) has the power and authority to execute and perform this Agreement and the other Loan Documents, and (V) has duly authorized the execution, delivery and performance of this Agreement and the other Loan Documents.

   5.2 Validity, etc., of Loan Documents. This Agreement and the other Loan
       ---------------------------------
Documents constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles (whether or not any action to enforce such document is brought at law or in equity). The execution, delivery and performance of the Loan Documents by Borrower (I) has not violated and will not violate any provision of law, any order of any Governmental Body, or the Certificate of Incorporation or Bylaws of Borrower, or any indenture, agreement or other instrument to which Borrower is a party, (II) is not in conflict with, will not result in a breach of or, with the giving of notice, or the passage of time, or both, will not constitute a default under any such indenture, agreement or other instrument, and (III) will not result in the creation or imposition of any Lien of any nature whatsoever upon any of the Property of Borrower, except for Permitted Liens.

   5.3 Other Agreements. Borrower is not a party to any agreement or instrument
       ----------------
materially adversely affecting its present or proposed business, properties, or assets, and Borrower is not in default in the performance, observance or fulfillment of any material obligation, covenant or condition set forth in any agreement or instrument to which it is a party, which default would have a material adverse effect on the ability of Borrower to consummate any of the transactions contemplated by the Loan Documents or to perform any of its obligations under any of the Loan Documents.

   5.4 Principal Place of Business. The principal place of business of Borrower
       ---------------------------
and its chief executive office are at 114 Turnpike Road, Westboro, Ma 01581. Borrower has not done business under any name other than BANKVEST CAPITAL CORP. and LEASEVEST CAPITAL CORP.

   5.5 Priority. The Lender Lien is subject to no prior Liens other than
       --------
Permitted Liens, and all Borrower Liens have been or will be assigned to Lender pursuant to an Assignment.

   5.6  Financial Statements. Borrower has delivered to Lender the financial
        --------------------
statements described on Exhibit L. Such financial statements present fairly the financial condition and results of operations of Borrower as of the dates and for the periods indicated therein. All of the foregoing financial statements, except as otherwise indicated therein, have been prepared in accordance with GAAP.

   5.7  Litigation. Except as set forth in Exhibit M, there are no actions,
        ----------
suits, arbitrations, proceedings or claims (whether or not purportedly on behalf of Borrower) pending or to the best knowledge of Borrower, threatened, against Borrower or maintained by Borrower, at law or in equity or before any Governmental Body which, if adversely determined, would have a material adverse effect on the ability of Borrower to consummate any of the transactions contemplated by the Loan Documents or perform any of its obligations under any of the Loan Documents.

   5.8  Necessary Property. Borrower has all necessary rights in its Property
        ------------------
(including all patents or trademarks) which are necessary to conduct the business of Borrower as now conducted.

   5.9  Collateral. Borrower is the owner of, or has obtained or been granted a
        ----------
first, prior, and perfected security interest in, all of the Collateral except the portion thereof consisting of Property hereafter acquired and upon acquisition thereof Borrower will be the owner of, or will obtain or be granted a first, prior, and perfected security interest in, such after-acquired Property, free from any Lien, except for Permitted Liens. Except for the financing statements in favor of Lender and Borrower, no financing statement covering any Collateral is on file in any public office.

   5.10 Validity and Enforceability of Contracts. (I) Each and every Facility
        ----------------------------------------
Contract shall be genuine, valid, enforce able and non-cancelable for the initial term of the Contract, and shall not be subject during such term to any offset, deduction, counterclaim, or lien (except the Lender Lien); (II) All parties to the Facility Contracts at the time of execution thereof had full capacity to contract and the execution thereof by all parties thereto was duly authorized; (III) Each Facility Contract correctly and accurately describes the Equipment subject thereto and in the possession of the End-User named in such Contract and the payments due thereunder; (IV) Each Facility Contract complies with and does not violate applicable laws including, without limitation, any applicable interest, usury, disclosure or truth-in-lending laws; (V) Each Facility Contract has not been modified from the form approved by Lender, as attached to this Agreement as Group Exhibit C; and (VI) The related Facility Equipment is covered by comprehensive physical damage insurance for the full insurable value thereof, unless otherwise mutually agreed to by Borrower and Heller, and general public liability coverage. With respect to any Facility Contract under which the Facility Equipment has an Acquisition Cost in excess of $50,000.00, Borrower has been named as "Loss Payee" and "Additional Insured" as its interests may appear. Said insurance is in full force and effect, and has not lapsed or been cancelled by the End-User or the respective insurers.

                                  ARTICLE VI

                             AFFIRMATIVE COVENANTS
                             ---------------------

   Borrower covenants and agrees with Lender as follows:

   6.1  Payment of Borrower's Obligations. Borrower shall pay and perform all of
        ---------------------------------
Borrower's Obligations as and when the same become due, payable and/or performable, as applicable.

   6.2  Preservation of Existence. Borrower shall maintain its existence and
        -------------------------
rights in full force and effect to the extent necessary to perform its obligations under the Loan Documents.

   6.3  Legal Requirements. Borrower (I) promptly and faithfully shall comply
        ------------------
with, conform to and obey all applicable present and future laws, ordinances, rules, regulations and other requirements that could materially adversely affect the conduct of its operations, and (II) shall use or cause the portion of the Collateral consisting of Facility Equipment to be used in a manner and for the use contemplated by the manufacturer thereof, and in material compliance with all laws, rules and regulations of every Governmental Body having jurisdiction over such Facility Equipment.

   6.4  Financial Statements and Other Reports. Borrower shall maintain full and
        --------------------------------------
complete books of account and other records reflecting the results of Borrower's operations, all in accordance with GAAP, and shall furnish or cause to be furnished to Lender within

        (i) 120 days after the end of each year, the audited financial statements for such year for Borrower certified (without qualification as to the opinion or scope of examination) by a firm of independent certified public accountants selected by Borrower and satisfactory to Lender;

        (ii) 60 days after the end of each quarter, quarterly financial statements of Borrower, 30 days after the end of each quarter, reports setting forth leasing, remarketing activities and insurance settlements with respect to all Facility Equipment; and

       (iii) 30 days after the end of each month: reports setting forth (I) any change in the identity or location of all Facility Equipment and (II) all cash applications pertaining to the Facility Contracts, and (III) setting forth amounts received and receivable due under each Facility Contract, including the amounts overdue and the period for which such amounts are overdue, and

       (iv) 10 days after receipt thereof by Borrower, copies of all End-User financial statements required to be delivered to Borrower pursuant to the applicable Contract.

   All of the items described in clauses (ii) and (iii) of this Section 6.4 shall be certified by a Responsible Officer of Borrower.

   6.5 Removal of Facility Equipment. Promptly after a Responsible Officer
       -----------------------------
learns that any Facility Equipment has been moved by a End-User from one location to another, Borrower will inform Lender or will cause such End-User to inform Lender of such move and will execute such additional financing statements as Lender reasonably may request.

   6.6 Damage to Equipment. Promptly after a Responsible Officer learns that any
       -------------------
Facility Equipment is damaged, and if such Facility Equipment can be repaired in accordance with the terms of the applicable Facility Contract so as to restore the same to good and working order, Borrower shall cause such repairs to be made in accordance with the terms of such Facility Contract.

   6.7 Books and Records; Inspections.
       ------------------------------

       6.7.1  Books and Records. Borrower shall keep and maintain, or cause to
              -----------------
   be kept and maintained, complete and accurate books and records and make all necessary entries therein to reflect the transactions contemplated hereby and all payments, credits, adjustments and calculations relative thereto.

       6.7.2  Inspections. Upon reasonable prior notice, Lender shall have full
              -----------
   and complete access to the books and records of Borrower pertaining to the Collateral. In addition, from time to time, but not more often than twice each year (and upon the occurrence and during the continuation of a Borrower Event of Default as often as Lender in its sole discretion deems necessary in order to monitor the business activities of Borrower), representatives of Lender shall have the right to conduct an audit of the books and records of Borrower. Borrower shall pay to Lender on demand the actual, reasonable, out-of-pocket travel expenses, not to exceed twenty five hundred dollars ($2,500.00) per calendar year (so long as a Borrower Event of Default has not occurred nor is continuing), incurred by Lender for any employee of Lender who may conduct or assist in conducting any such audit.

   6.8 Maintenance. Borrower, pursuant to the applicable Facility Contract,
       -----------
shall cause all Facility Equipment to be maintained and serviced so as to keep such Facility Equipment in good operating condition, ordinary wear and tear from normal use excepted.

   6.9 Notice of Defaults; Change in Business and Adverse Events. Borrower,
       ---------------------------------------------------------
immediately after any Responsible Officer becomes aware thereof, shall give Lender written notice of the occurrence of (I) any Event of Default or any

Incipient Default, accompanied by a statement of such Responsible Officer setting forth what action Borrower proposes to take in respect thereof, (II) any change in the (A) executive officers or key employees of Borrower, or (B) location of the chief place of business of Borrower or any sale or purchase outside the regular course of business of Borrower, (III) any event which may have a material adverse effect on the (A) enforceability of the Lender Lien or
(B) ability of Borrower to perform any of its obligations under any of the Loan Documents, (IV) any material default in payment or performance by Borrower or any End-User under any Facility Contract or (V) any material damage to or irreparable malfunction of any Facility Equipment.

   6.10  Insurance. All Facility Equipment shall be covered by comprehensive
         ---------
physical damage insurance for the full insurable value thereof, unless otherwise mutually agreed to by Borrower and Heller, and general public liability coverage. With respect to any Facility Contract under which the Facility Equipment has an Acquisition Cost in excess of $50,000.00, Borrower shall continue to be named as "Loss Payee" and "Additional Insured" as its interests may appear. Said insurance shall continue to be in full force and effect, and shall not lapse or be cancelled by the End-Users. Borrower shall have and shall maintain a contingent liability insurance policy which covers the Facility Equipment, the proceeds of which shall be payable to Heller in the event an End-User fails to provide liability insurance as described herein. In conjunction with any Advance, Borrower shall only be required to produce Evidence of Insurance with respect to any Facility Contract in which the Acquisition Cost of Facility Equipment is greater than $50,000.00. Borrower, pursuant to the applicable Facility Contract, will cause the End-User under each Facility Contract to maintain all Facility Equipment in accordance with the terms of all insurance policies which are or may be in effect with respect thereto so as not to alter or impair any of the benefits or coverage to which Borrower or the applicable End-User is entitled under any such insurance policies.

   6.11  Taxes. Borrower shall pay or, pursuant to each Contract, shall cause
         -----
the End-User thereunder to pay promptly when due all taxes, levies, assessments and governmental charges upon or relating to Facility Equipment for which Borrower or the applicable End-User is or may be liable.

   6.12  Contracts. With respect to each of the Contracts, Borrower shall: (I)
         ---------
perform all acts necessary to preserve the validity and enforceability of each such Contract; (II) take all actions reasonably necessary to assist Lender in collecting when due all amounts owing to Borrower with respect to each such Contract; (III) at all times keep accurate and complete records of performance by Borrower and the End-User under each such Contract; (IV) upon request of Lender verify with the End-User under each Facility Contract the payments due to Borrower under such Facility Contract, except that (A) prior to the occurrence of a Borrower Event of Default or Incipient Default, such requests shall not occur any more frequently than once each year and (B) after the occurrence and during the continuation of an Incipient Default or a Borrower Event of Default, such requests may occur as often as Lender shall require; and (V) mark each duplicate original copy thereof that it is a duplicate original, and that all of the rights of the Secured Party/Lessor and the equipment which is subject to the Contract are subject to a lien in favor of HELLER FINANCIAL, INC.

                                  ARTICLE VII

                              NEGATIVE COVENANTS
                              ------------------

   Until Borrower's Obligations are paid and performed in full, Borrower shall not:

   7.1   Liens. Create or incur or suffer to exist any Lien on the Collateral
         -----
other than Permitted Liens.

   7.2   Borrowing. Create, incur, assume or suffer to exist any indebtedness
         ---------
which is secured by Liens on the Collateral other than the Advances or Permitted Liens.

   7.3   Modifications of Facility Contracts. Without the prior, written consent
         -----------------------------------
of Lender: amend, supplement, modify, compromise or waive any of the terms of any Facility Contract (I) if the effect of such amendment, supplement, modification, compromise or waiver is to (A) reduce or waive the amount of any payment thereunder, (B) extend the term thereof (except as otherwise permitted pursuant to Section 7.4), or (C) waive any provisions thereof with respect to taxes, insurance or maintenance or (II) unless such amendment, supplement, modification, compromise or waiver is with respect to (A) the removal of any Facility Equipment and, in connection with such removal, Borrower complies with the provisions of Section 6.5, or (B) a Permitted Substitution and if, in connection with such Permitted Substitution any prepayment of any portion of the Facility shall occur, Borrower shall comply with the terms of subsection 2.6.

   7.4 Extensions of Facility Contracts; Future Contracts of Facility Equipment.
       ------------------------------------------------------------------------
Without the prior written consent of Lender: (I) Extend the term of any Facility Contract unless as of the end of the Approved Contract Term of such Facility Contract, such Contract no longer will be a Facility Contract as a result of any such extension or (II) re-lease any Facility Equipment unless such re-lease is for the purpose of mitigating damages arising from a Contract Event of Default.

   7.5 Maintenance of Perfected Lender Lien. Change the location of its chief
       ------------------------------------
executive office or principal place of business, except if Borrower has (I) given Lender at least 30 days prior written notice thereof and (II) caused to be filed all UCC financing statements which in the opinion of Lender are necessary or advisable to maintain the perfection of the applicable Lender Lien.

   7.6 Merger and Acquisition. Without the prior, written consent of Lender,
       ----------------------
which consent will not be unreasonably withheld or delayed, consolidate with or merge into any Person, or acquire all or substantially all of the stock or Property of any Person.

   7.7 Sale or Transfer of Assets. Sell, lease, assign, exchange, transfer or
       --------------------------
otherwise dispose of any Property except (I) dispositions of Property (other than Equipment), which is not necessary to the continued operation of the business of Borrower, (II) disposition of the real estate now owned or hereafter acquired by Borrower, provided no Incipient Default or Event of Default is in existence or will occur as a result of the consummation of any such sale, (III) the leasing of real property, (IV) dispositions of Property in the ordinary course of Borrower's business, or (V) disposition of any obsolete or unusable Property, provided that if such Property is necessary to the continued operation of the business of Borrower, such Property promptly is replaced with Property of like function and value to such Property when the same was not obsolete or unusable, as applicable.

                                 ARTICLE VIII

      BORROWER AND CONTRACT EVENTS OF DEFAULT -- DEFINITIONS AND REMEDIES
      -------------------------------------------------------------------

    8.1  Borrower Events of Default -- Definition. The occurrence of any of the
         ----------------------------------------
following shall constitute a Borrower Event of Default hereunder:

         (a) Default in Payment. If Borrower or Collection Agent shall fail to
             ------------------
   remit to Lender when due any payment that Borrower is required to make hereunder when and as the same shall become due and payable, and such failure shall continue for a period of 10 days after such payment becomes due.

         (b) Breach of Representation or Warranty. Subject to the final sentence
             ------------------------------------
   of this Section 8.1, if any representation made by Borrower to Lender in any Loan Document or in any report, certificate, opinion, financial statement (other than those financial statements provided by and pertaining to any End-
   User) or other document or statement furnished pursuant thereto shall be false or misleading in any material respect when made, or any warranty given by Borrower shall be breached by Borrower, unless (I) the fact, circumstance or condition is made true within thirty (30) days after written notice thereof is given to Borrower by Lender, and (II) in Lender's judgment, such cure removes any adverse effect on the Lender.

         (c) Breach of Covenant. Subject to the final sentence of this Section
             ------------------
   8.1, if Borrower shall fail to duly observe or perform any covenant, condition or agreement set forth in Article VI of the Agreement on its part to be performed or observed for thirty (30) days after a Responsible Officer has knowledge thereof.

         (d) Bankruptcy, Receivership, Insolvency, etc.
             -----------------------------------------

             (i) If Borrower shall (A) apply for or consent to the appointment of a receiver, trustee or liquidator for it or any of its Property, (B) be unable to pay its debts as they mature, (C) make a general assignment for the benefit of creditors, (D) be adjudicated a bankrupt or insolvent or (E) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or if action shall be taken by Borrower for the purpose of effecting any of the foregoing, or

             (ii) If any Governmental Body of competent jurisdiction shall enter an order appointing, without consent of Borrower, a custodian, receiver, trustee or other officer with similar powers with respect to Borrower or with respect to any substantial part of the Property belonging to Borrower, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Borrower, or if any petition for any such relief shall be filed against Borrower, and such petition shall not be dismissed within 45 days.

       (e) Non-Payment of Other Indebtedness. Default by Borrower (other than in
           ---------------------------------
   payment of Borrower's Obligations) in the (I) payment when due (subject to any applicable grace period or cure period), whether by acceleration or otherwise, of any indebtedness, where the amount thereof is in excess of $500,000, or (II) performance or observance of any obligation or condition with respect to any indebtedness of Borrower, where the amount of such indebtedness is in excess of $500,000 (other than in payment of Borrower's Obligations) if the effect of such default is to accelerate the maturity of any such indebtedness or to permit the holder thereof to cause such indebtedness to become due and payable prior to its expressed maturity.

       (f) Other Material Obligations. Default in the payment when due, or in
           --------------------------
   the performance or observance of, any material obligation of, or condition agreed to by, Borrower with respect to any purchase or lease of goods or services, where (I) the amount with respect to any such purchase or lease of goods or services is in excess of $500,000 and (II) any grace period or cure period with respect to any such payment, performance or observance has lapsed (except such default in payment, performance or observance shall not be deemed to constitute a default hereunder if the existence of any such default is being contested by Borrower in good faith and by appropriate proceedings diligently pursued).

   In any such event, in addition to Lender's other remedies under this Agreement, Lender, by notice to Borrower, may declare that no further Advances shall be made. Furthermore, with respect to a breach of any representation, warranty or covenant set forth in Sections 5.10(vi) or 6.10 concerning Facility Contract(s) under which the Acquisition Cost of the related Equipment is less than $50,000.00, a Borrower Event of Default shall not be deemed to have occurred until and unless Lender suffers a loss as a result of such breach.

   8.2  Borrower Events of Default -- Remedies. If a Borrower Event of Default
        --------------------------------------
shall have occurred, and has not been cured by Borrower (or by Lender, at its discretion) within an applicable cure period, or a Material Adverse Change occurs of the type set forth in Section 4.1.7 (i) or (ii), then Lender shall have the right to do any or all of the following:

         (a) complete and deliver to the End-Users the Contract Payment Letters in photocopy form to commence direct billing and collection with respect to the Facility Contracts, and deduct from such receipts and remittances a fee equal to five percent (5%) of the aggregate monthly receipts ("Administration Fee") from the payment on the Facility Contracts as compensation for the additional administrative burden;

         (b) (I) exercise of any of Borrower's rights under any of the Facility Contracts, or (II) by written notice, require Borrower to exercise on behalf of Lender as secured party under this Agreement any and all of the rights available to Borrower under any Facility Contract to the extent not already exercised by Borrower, whereupon Borrower shall immediately take all requested action;

         (c) proceed against Borrower for all rights and remedies Lender may have in law or in equity under the Loan Documents;

         (d) declare the entire amount of Borrower's Obligations and Administration Fee due and payable immediately, and exercise in respect of the Facility Equipment all the rights and remedies of a secured party upon default under the UCC, including, at any reasonable time, to enter Borrower's premises and take physical possession of any master leases to which the related Facility Contracts pertain.

         Lender shall not take any action or exercise any right that would disturb any End-User's full and quiet enjoyment of all of such End-User's rights under that Facility Contract. Lender will give Borrower reasonable notice of the time and place of any public sale of any Collateral or of the time after which any public or private sale of such Collateral or any other intended disposition thereof is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is delivered at least ten (10) days before, or mailed, postage prepaid, to Borrower, at least twenty (20) days before the time of such sale or disposition.

         Notwithstanding the foregoing, to the extent that a breach occurs under
   Section 8.1(b), and such breach relates to an individual Facility Contract, Borrower shall have thirty (30) days from receipt of demand by Lender to repurchase the Facility Contract pursuant to the terms of the Mandatory Prepayment clause set forth at Section 2.6.4 herein. Borrower's failure to repurchase such Facility Contract within said thirty (30) day period shall then constitute a Borrower Event of Default under Section 8.1(a).

         All actual costs and expenses incurred by Lender in connection with the enforcement and/or exercise of any of its rights or remedies (including, without limitation, reasonable attorneys fees) hereunder shall (i) be payable by Borrower to Lender immediately upon demand, (ii) constitute a portion of Borrower's Obligations and (iii) be secured by the Lender Lien.

   8.3  Contract Events of Default.
        --------------------------

        8.3.1  Definition: The occurrence of a default by any End-User pursuant
               ----------
   to the terms of a Facility Contract, which default entitles Borrower to accelerate or terminate such Facility Contract or to repossess the related Facility Equipment, shall constitute a Contract Event of Default.

        8.3.2  Acceleration. Upon the occurrence of a Contract Event of Default,
               ------------
   Lender, at any time (unless such Contract Event of Default shall have been cured by Borrower), at its option, by notice to Borrower and/or End-User, may terminate such Facility Contract and accelerate all payments due thereunder.

        8.3.3  Contract Event of Default -- Remedies. Upon the occurrence of a
               -------------------------------------
   Contract Event of Default, Borrower shall, if known to Borrower, immediately deliver to Lender written notice thereof, which notice shall identify the Facility Contract which is in default and the applicable Facility Advance, and describe the nature of such default and the actions Borrower proposes to undertake with respect to such default. If any payment(s) under a Facility Contract becomes One Hundred Twenty (120) days past due, whether or not such payment(s) have been cured by Borrower, then Borrower shall prepay in full the unpaid portion of the Advance pertaining to such Facility Contract, or exercise its right of substitution pursuant to Section 3.3 hereof.

               Lender, with respect to the Facility Equipment subject to such Facility Contract, shall have and may exercise against Borrower all the rights and remedies of a secured party under the Illinois UCC and/or the UCC applicable to the location of the related Facility Equipment, and any other applicable laws. Lender will give Borrower reasonable notice of the time and place of any public sale of any Collateral or of the time after which any public or private sale of such Collateral or any other intended disposition thereof is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is delivered at least ten (10) days before, or mailed, postage prepaid, to Borrower at least twenty (20) days before the time of such sale or disposition. Lender shall have full recourse to Borrower for any deficiency between the Sale Proceeds and the Loan Repayment Amount for the related Advance. In addition to the foregoing, at Lender's election, Lender may complete and deliver one or more Contract Payment Letters in photocopy form in order to commence direct billing and collection with respect to one or more Contracts subject to a Contract Event of Default and deduct the Administration Fee with respect thereto. Furthermore:

         (i) Lender only shall be entitled to exercise the rights and remedies set forth in this Section 8.3.3 with respect to the Facility Contract, the End-User and the Facility Equipment which are the subject of such Contract Event of Default;

         (ii) the expenses to and other payments to which any proceeds of the Collateral shall be applied in accordance with the provisions of subsections 8.5 & 8.6 shall be so applied to payment of Borrower's Obligations pertaining to the Facility Contract which is the subject of such Contract Event of Default, and

         (iii) upon payment and performance in full of all of Borrower's Obligations pertaining to the Facility Contract which is the subject of such Contract Event of Default, both (A) the Contract Event of Default with respect to such Facility Contract, and (B) any related Borrower Event of Default shall be deemed to be cured.

   8.4 Power of Attorney. In order to permit Lender to exercise the rights and
       -----------------
remedies set forth herein, Borrower hereby irrevocably appoints Lender as its attorney-in-fact and agent with full power of substitution, in the name of Lender or in the name of Borrower, to perform any of the following acts upon the occurrence of a Borrower Event of Default : (I) receive, open and examine all mail addressed to Borrower and retain any such mail relating to the Collateral and return to Borrower only that mail which is not so related; (II) endorse the name of Borrower on any checks or other instruments or evidences of payment or other documents, drafts, or instruments arising in connection with or pertaining to the Collateral, to the extent that any such items come into the possession of Lender; (III) compromise, prosecute or defend any action, claim, or proceeding concerning the Collateral; (IV) perform any and all acts which Borrower is obligated to perform under the Loan Documents; (V) exercise such rights as Borrower might exercise with respect to the Collateral, including, without limitation, the leasing or other utilization thereof and the collection of any such rents or other payments applicable thereto; (VI) give notice of the existence of the Lender's Lien, including, without limitation, notification to End-Users and/or other account debtors of the existence of such Lender's Lien with respect to the rents and other payments due to Borrower relative to the Collateral; or (VII) execute in Borrower's name and file any notices, financing statements and other documents or instruments Lender determines are necessary or required to carry out fully the intent and purpose of the Loan Documents or to perfect the Lender Lien.

       Borrower hereby ratifies and approves all that Lender shall do or cause to be done by virtue of the power of attorney granted herein and agrees that neither Lender nor any of Lender's employees, agents, officers, or its attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law made while acting in good faith pursuant to the provisions of this subparagraph, unless such act, omission, error of judgment or mistake of fact or law is determined by a court of competent jurisdiction in a decision which no longer is subject to appeal to be the result of the gross negligence or the willful or wanton misconduct of Lender or any such employees, agents, officers or attorneys of Lender. The appointment of Lender as Borrower's attorney-in-fact is a power coupled with an interest, and therefore shall remain irrevocable until all of Borrower's Obligations have been paid and performed in full.

   8.5 Expenses. All actual costs and expenses incurred by Lender in connection
       --------
with the enforcement and/or exercise of any of its rights or remedies (including, without limitation, reasonable attorneys fees) hereunder shall (i) be payable by Borrower to Lender immediately upon demand, (ii) constitute a portion of Borrower's Obligations and (iii) be secured by the Lender Lien.

   8.6  Application of Funds. Any funds received by Lender pursuant to the
        --------------------
exercise of any rights accorded to Lender pursuant to or by the operation of any of the terms of any of the Loan Documents, including, without limitation, Sale Proceeds, shall be applied by Lender in the following order of priority:

       (i)   Expenses: First to the payment of all (A) actual fees and expenses,
             --------
   including, without limitation, court costs, fees of appraisers, title charges, costs of maintaining and preserving the Collateral, costs of sale, reasonable attorney's fees, and all other costs incurred by Lender in exercising any rights accorded to Lender pursuant to the Loan Documents or by applicable law and (B) Liens superior to the Liens of Lender, except such superior Liens subject to which any sale of the Collateral may have been made;

       (ii)  Borrower's Obligations. Next, to the payment of Borrower's
             ----------------------
   Obligations, in such order as Lender may determine; and

       (iii) Surplus. Any surplus, to the Person or Persons legally entitled
             -------
   thereto.

                                  ARTICLE IX

                                    CLOSING
                                    -------

   The Closing Date shall be such date as the parties shall determine, and the Closing shall take place on that date, provided all conditions for the Closing as set forth in this Agreement have been satisfied. Unless the Closing occurs on or before August 20, 1995, this Agreement shall terminate and be of no further force or effect and, except for any obligation of Borrower to Lender pursuant to Sections 10.6 (Attorneys' Fees and Other Expenses) and 10.7 (Indemnity), neither of the parties hereto shall have any further obligation to any other party.

                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

    10.1   Rights, Remedies and Powers. Each and every right, remedy and power
           ---------------------------
granted to Lender hereunder shall be cumulative and in addition to any other right, remedy or power not specifically granted herein or now or hereafter existing in equity, at law, by virtue of statute or otherwise and may be exercised by Lender from time to time concurrently or independently as often and in such order as Lender may deem expedient. Any failure or delay on the part of Lender in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Lender's right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power. Acceptance of payments in arrears shall not waive or affect any right to accelerate Borrower's Obligations.

    10.2   Modifications, Waivers and Consents. Any modification or waiver of
           -----------------------------------
any provision of this Agreement, or any consent to any departure by Borrower therefrom, shall not be effective in any event unless the same is in writing and signed by Lender, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on Borrower in any event not specifically required of Lender hereunder shall not entitle Borrower to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

    10.3   Communications. All notices, consents, approvals and other
           --------------
communications under the Loan Documents shall be in writing and shall be (i) delivered in person, (ii) sent by telephonic facsimile ("FAX") or (iii) mailed, postage prepaid, either by (A) registered or certified mail, return receipt requested, or (B) overnight express carrier, addressed in each case as follows:

    To Lender:      Heller Financial, Inc.
                    One TransAm Plaza Drive, Suite 222
                    Oakbrook Terrace, Illinois 60181
                    Attention: Executive Vice President, Vendor Finance Division
                    FAX No.: (708) 916-7457

    Borrower:       BankVest Capital Corp.

                    Attention: Paul Gass
                    114 Turnpike Road, Westboro, MA 01581
                    FAX No.: (508) 870-0260

    with a copy to: Goldstein and Manello, P.C.
                    Attention: Richard Snyder
                    265 Franklin Street, Boston, MA 02110
                    FAX No.: (617) 439-8988

or to such other address, as to either of the parties hereto, as such party shall designate in a written notice to the other party hereto. All notices sent pursuant to the terms of this Section 10.3 shall be deemed received (i) if sent by FAX, on the day sent if a Business Day, or if such day is not a Business Day, then on the next Business Day, (ii) if sent by overnight, express carrier, on the next Business Day immediately following the day sent, or (iii) if sent by registered or certified mail, on the fifth Business Day following the day sent.

    10.4   Severability. If any provision of this Agreement is prohibited by, or
           ------------
is unlawful or unenforceable under, any applicable law of any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof; provided, however, that where the provisions of any such applicable law may be waived, they hereby are waived by Borrower to the full extent permitted by law so that this Agreement shall be deemed to be an agreement which is valid and binding in accordance with its terms.

    10.5   Survival. The warranties, representations, covenants and agreements
           --------
set forth herein shall survive the making of the Advances and the execution and delivery of the Loan Documents and shall continue in full force and effect until Borrower's Obligations have been paid and performed in full.

    10.6   Attorneys' Fees and Other Expenses. Borrower agrees to pay to Lender
           ----------------------------------
on demand any actual out-of-pocket costs or expenses, together with reasonable attorneys' fees, incurred by Lender in connection with the enforcement or collection against Borrower of any provision of any of the Loan Documents, whether or not suit is instituted, including, but not limited to, such actual costs or expenses arising from the enforcement or collection against Borrower of any provision of any of the Loan Documents in any state or Federal bankruptcy or reorganization proceeding. In addition, in the event that Borrower elects to submit a Contract Funding Request containing one or more Contracts which have material deviations from the standard form approved by Lender and attached to this Agreement as Group Exhibit C, Lender reserves the right to charge a reasonable fee, based on a rate of $125.00 per hour to a maximum of $2,500.00 per occurrence, as an offset against the related Advance, for its inside counsel to review such Contract(s).

    10.7   Indemnity. Borrower agrees to indemnify and save Lender and its
           ---------
successors, assigns, agents and servants harmless of and from any claims, actions, suits, losses, costs, liabilities, damages or expenses (including actual expenses and reasonable attorneys' fees) incurred by Lender in connection with the transactions contemplated by this Agreement, including without limitation: (I) any loss, cost, liability, damage or expense (including actual expenses and reasonable attorneys' fees) incurred in connection with the Facility Contracts; (II) the delivery, ownership, alteration, operation, maintenance, return or other disposition of the Collateral; (III) from any documentation deficiencies or changes to the basic format of the Facility Contract; (IV) from the existence of any party having an interest, lien or claim in the Facility Contract(s), and/or the Facility Equipment covered thereby, and/or the proceeds thereof, which interest, lien or claim is prior to the interest therein assigned to Lender hereby; (V) the construction of Lender and Borrower as having the relationship of joint venturers or partners, or (VI) the determination that Lender or Borrower has acted as agent for the other. Borrower's obligations with respect to the indemnity set forth in this Section
10.7 shall survive repayment of all amounts due pursuant to the Loan Documents, the cancellation of the Note and the release and/or cancellation of any and all of the Loan Documents. Lender agrees to promptly notify Borrower of any matters in respect of which this indemnity may apply. If notified in writing of any action or claim brought or threatened against Lender based on a claim for which Borrower is to provide indemnity and given full authority, information, and assistance for the defense of same by Lender, Borrower shall, without limitation, defend those actions or claims at its expense and pay the costs and damages and attorneys' fees awarded in any such action or arising from any such claim, provided that Borrower shall have the right to control the defense and settlement of all such actions and claims. Lender will take all such actions (at the expense of Borrower) as may be reasonably requested by Borrower to assist Borrower in connection with such defense or settlement. Nothing herein is intended to indemnify Lender for consequences of its actions or failure to act.

    10.8   Binding Effect. This Agreement shall be binding upon the successors
           --------------
and assigns of Borrower and shall inure to the benefit of the successors and assigns of Lender.

    10.9   Assignments; Participations. Lender shall be entitled to sell, assign
           ---------------------------
or transfer any portion of its interest in the Facility; provided, however, Lender hereby agrees to deliver to Borrower notice of such proposed sale, assignment or transfer not less than 30 days prior to the proposed date for the consummation thereof, which notice shall include a description of the financial institution to which such sale, assignment or transfer is proposed to be made. In connection with any such sale, assignment or transfer, Lender may disclose such information with respect to Borrower, its business and financial affairs and the Facility as Lender reasonably deems necessary, unless any such information which has been provided by Borrower to Lender is confidential in nature, in which case such confidential information shall not be disclosed without the prior written consent of Borrower, which consent shall not unreasonably be withheld or delayed.

    10.10  Further Assurances. Each of Borrower and Lender agrees that upon the
           ------------------
request of the other party hereto at any time and from time to time after the execution of this Agreement it shall execute and deliver such further instructions, documents, and certificates and take such further actions as such party reasonably may request.

    10.11  GOVERNING LAW, CONSENT TO JURISDICTION AND SERVICE OF PROCESS. THIS
           -------------------------------------------------------------
AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF ILLINOIS. BORROWER DOES HEREBY SUBMIT, AT LENDER'S ELECTION, TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURTS (FEDERAL, STATE OR LOCAL) HAVING A SITUS WITHIN THE COUNTY OF COOK AND THE STATE OF ILLINOIS WITH RESPECT TO ANY DISPUTE, CLAIM, OR SUIT, WHETHER DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY RELATED NOTE OR ANY OF BORROWER'S OBLIGATIONS OR INDEBTED NESS HEREUNDER. BORROWER EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF BORROWER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF. BORROWER HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT THE COUNTY OF COOK, STATE OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. THE EXCLUSIVE CHOICE OF FORUM SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION BY LENDER TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION.

    10.12  WAIVER OF JURY TRIAL. BORROWER AND LENDER HEREBY WAIVE THEIR
           --------------------
RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. THIS WAIVER IS INTENDED TO BE EFFECTIVE WITH RESPECT TO ALL DISPUTES WHICH ARISE OUT OF ANY OF THE LOAN DOCUMENTS OR PERTAIN TO THE TRANSACTIONS CONTEMPLATED THEREBY. THIS WAIVER IS IRREVOCABLE, AND MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SUCH WAIVER SET FORTH HEREIN SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

   This Agreement has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

HELLER FINANCIAL, INC.                  BANKVEST CAPITAL CORP.


By: _____________________________       By:______________________________
Title: __________________________       Title:___________________________

                                LIST OF EXHIBITS
                                ----------------

   Exhibit A - Form of Assignment of Contracts and Liens
               -----------------------------------------
   Exhibit B - Form of Borrower/Heller UCC
               ---------------------------
   Exhibit C - Certified Copy of Form of Contract (including Certificate of
               ------------------------------------------------------------
               Acceptance)
               -----------
   Exhibit D - Form of Closing Certificate
               ---------------------------
   Exhibit E - Form of Back-up Servicing Agreement
               -----------------------------------
   Exhibit F - Form of Lockbox Agreement
               -------------------------
   Exhibit G - Form of Facility Note
               ---------------------
   Exhibit H - Form of Contract Funding Request
               --------------------------------
   Exhibit I - Form of Contract Payment Letter
               -------------------------------
   Exhibit J - Form of Clerk's Certificate, w/att. COGS, resolutions, bylaws,
               --------------------------------------------------------------
               etc.
               ----
   Exhibit K - Form of Borrower's Counsel Opinion
               ----------------------------------
   Exhibit L - List of Financial Statements Submitted
               --------------------------------------
   Exhibit M - List of Material Lawsuits
               -------------------------

                                   EXHIBIT A
                                   ---------

                   Form of Assignment of Contracts and Liens
                   -----------------------------------------

                       ASSIGNMENT OF CONTRACTS AND LIENS
                       ---------------------------------

THIS ASSIGNMENT OF CONTRACTS AND LIENS is made as of the _____ day of __________, by BANKVEST CAPITAL CORP., a Massachusetts corporation (the "Borrower"), to HELLER FINANCIAL, INC., a Delaware corporation ("Lender").

                                   RECITALS:
                                   --------

   A. Lender and Borrower have entered into a Loan and Security Agreement dated as of August 7, 1995 (the "Agreement") pursuant to which Lender has agreed to make certain Advances to Borrower, subject to the terms and conditions set forth therein.

   B. Borrower is the lessor and/or secured party under those certain Contracts (individually, a "Contract" and collectively, the "Contracts") pertaining to certain Facility Equipment (the "Equipment"), a description of which is set forth on Exhibit A. A true and correct copy of each Contract (together with all amendments and modifications thereto) is attached as Exhibit B.

   C. Pursuant to each Contract, the End-User has executed UCC Financing Statements with respect to the related Facility Equipment.

   D. One of the conditions precedent to Lender's obligation to provide the financing described above is Borrower's execution and delivery of this Assignment.

   NOW, THEREFORE, to induce Lender to make the Advances and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower agrees as follows:

   1.  DEFINITION. Any capitalized term not otherwise defined herein which is
       ----------
defined in the Agreement shall have the meaning ascribed thereto in such Agreement.

   2.  ASSIGNMENT. To secure payment and performance of Borrower's Obligations,
       ----------
Borrower transfers and assigns to Lender all of Borrower's right, title and interest in and to each of the Contracts and each of the Borrower Liens.

   3.  REPRESENTATIONS AND WARRANTIES. The Representations and Warranties set
       ------------------------------
forth in the Agreement in Article V are hereby incorporated herein by reference and reaffirmed with respect to all Contracts to be made subject to the requested Advance. Borrower also represents and warrants that all of the conditions to Advances set forth in Section 4.2 of the Agreement have been satisfied.

   4.  COVENANTS. The Covenants set forth in the Agreement in Articles VI and
       ---------
VII are hereby incorporated herein by reference and reaffirmed with respect to all Contracts to be made subject to the requested Advance.

   5.  SECURITY. This Assignment is for collateral security purposes only.
       --------

   6.  REMEDIES FOR DEFAULT. Upon the occurrence of any Borrower Event of
       --------------------
Default or Contract Event of Default, Lender, at its option, without in any way waiving such default, shall have all of the remedies set forth in Article VIII of the Agreement.

   7.  RELEASE OF ASSIGNMENT.  Upon the payment and performance in full of all
       ---------------------
of Borrower's Obligations with respect to a Facility Contract (or the exercise of a Permitted Substitution with respect thereto), all of the covenants and obligations of Borrower to Lender with respect to such Facility Contract and the Facility Equipment which is subject thereto shall be deemed to be satisfied, the Loan Documents applicable to such Facility Contract and such Facility Equipment shall automatically terminate and Lender shall execute and deliver to Borrower such UCC termination statements and other instruments as may be necessary to release the applicable Lender Lien(s) in the related Collateral.

   8.  SEVERABILITY. In the event that any provision of this Assignment is
       ------------
deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or any other Governmental Body, this Assignment shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

   9.  GOVERNING LAW. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN
       -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT THAT IT IS MANDATORY THAT THE LAWS OF THE STATE IN WHICH THE EQUIPMENT IS LOCATED APPLY. FOR PURPOSES OF THIS SECTION 9, THIS ASSIGNMENT SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF ILLINOIS.

   10. MISCELLANEOUS.
       -------------

   (a) No delay or omission on the part of Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

   (b) The right of the Lender to enforce any other security for Borrower's Obligations may be exercised either prior to, simultaneously with, or subsequent to any action taken by Lender hereunder.

   (c) This Assignment, together with the covenants, representations and warranties herein contained, shall inure to the benefit of Lender and its successors and assigns and shall be binding upon the successors and assigns of Borrower.

   IN WITNESS WHEREOF, this Assignment has been made by Borrower as of the day and year first written above.

BANKVEST CAPITAL CORP.


By: _______________________________

Its: ______________________________

                                   EXHIBIT B
                                   ---------

                          Form of Borrower/Heller UCC
                          ---------------------------

All of Debtor's right, title and interest in and to the following, whether now or hereafter existing: All leases, installment sale contracts and other chattel paper (collectively, "Contracts") assigned to Secured Party pursuant to that certain Loan and Security Agreement dated as of August 7, 1995 by and between Secured Party and Debtor ("Agreement"), including, without limitation, the Contracts set forth in Schedule "A" attached hereto and incorporated herein; all of Debtor's right, title and interest in and to the machinery, equipment and fixtures subject to each Contract; the Lockbox and Lockbox Agreement as defined in the Agreement; all of the books and records of Debtor pertaining to the foregoing; and all attachments, additions, accessions, upgrades, accessories, replacements and products pertaining to the foregoing, as applicable, including all cash and non-cash proceeds (including insurance proceeds) pertaining thereto.

                                   EXHIBIT C
                                   ---------

                      Certified Copy of Forms of Contract
                      -----------------------------------

                                   EXHIBIT D
                                   ---------

                          Form of Closing Certificate
                          ---------------------------

                              CLOSING CERTIFICATE
                              -------------------

   I, PAUL GASS, President of BANKVEST CAPITAL CORP., a Massachusetts corporation, hereby do certify pursuant to the Loan and Security Agreement dated as of August 7, 1995 (the "Agreement") (all terms used herein that are defined in the Agreement and not otherwise defined herein shall have the respective meanings set forth in the Agreement) between the Borrower and Lender, as follows:

   1. The representations and warranties contained in Article V of the Agreement are true and correct as of the Closing Date.

   2. All conditions of Closing set forth in Section 4.1 of the Agreement have been satisfied, except as follows:

     ___________________________________________________________________________
________________________________________________________________________________
______________________________________________________.

   3.  No Event of Default or Incipient Default exists as of the Closing Date.

   4. No material adverse change has occurred in the business of Borrower since the date of the last financial statements delivered by the Borrower to Lender.

   IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _____________, 19___.

BANKVEST CAPITAL CORP.                    ATTEST:


By: _____________________________         _________________________
                                          Clerk

                                   EXHIBIT E
                                   ---------

                      Form of Back-up Servicing Agreement
                      -----------------------------------

               (To be supplied by Collection Agent and Borrower)

                                   EXHIBIT F
                                   ---------

                           Form of Lockbox Agreement
                           -------------------------

        LOCKBOX SERVICE AGREEMENT BETWEEN XEROX ADMINISTRATIVE SERVICES
                          AND BANKVEST CAPITAL CORP.

THIS AGREEMENT, made as of August 7, 1995, is by and between and XEROX ADMINISTRATIVE SERVICES ("XAS") and BANKVEST CAPITAL CORP. ("Customer").

                                  WITNESSETH

WHEREAS, Customer desires to purchase from XAS, and XAS desires to sell to Customer, XAS's Lockbox services hereinafter described, for the benefit of HELLER FINANCIAL, INC. ("Heller"), on those terms and conditions set forth:

NOW, THEREFORE, it is agreed by and between the parties as follows:

I. Customer warrants, represents, and agrees to notify its accounts that remittance checks shall be mailed to the Customer at the following address:

                                   _________
                                   _________
                                   _________

II. The procedures to be followed in the handling of Lockbox services provided for herein shall be as hereafter stated in this paragraph, and XAS agrees to do each of the following:

     A. Collect mail at scheduled times from the Post Office box provided for this purpose Monday through Friday. There will be no mail collection on Saturday, Sunday or any State or Federal Holiday.

     B. To process all remittances within the exception item guidelines that the Customer has defined below.

     Exception Item Guidelines

     1.   Post-Dated checks will be held for deposit within a reasonable time
          ----------
          (currently 5 days);
     2.   No Date checks are deposited as of the date received;
          -------
     3.   No Signature checks are returned to the End-user;
          ------------
     4.   Legends (paid in full are deposited and notification send to End-user
          -------
          not accepting legend);
     5.   Payable to Not Indicated checks are returned to the End-user; and
          ------------------------
     6.   Other exceptions are dealt with on an as received basis.
          -----

     C. All remittance checks to be processed and deposited to Customer's account shall be endorsed, "For Deposit Only -- BankVest Capital -- Account #590 17097 0." AFTER XAS'S RECEIPT OF NOTICE OF DEFAULT AS DESCRIBED IN PARAGRAPH E. BELOW, ALL REMITTANCE CHECKS TO BE PROCESSED AND DEPOSITED SHALL BE ENDORSED, "CREDIT TO THE ACCOUNT OF PARTIES AS SET FORTH IN LOCKBOX SERVICE AGREEMENT BETWEEN BANKVEST CAPITAL CORP. AND XEROX ADMINISTRATIVE SERVICES DATED AS OF AUGUST 7, 1995. ABSENCE OF ENDORSEMENT GUARANTEED." Any change in the manner or style of said endorsement shall be made by Customer's and Heller's written notice to XAS of such change, and Customer shall supply XAS a stamp conforming to Customer's and Heller's requirements. Said notice of change shall be effective upon receipt by XAS.

     D. XAS shall maintain all copies of each encoded check, a deposit advice and other supporting information. XAS will receive any letters or other communication received with the check and also any checks not deposited due to exceptions. These shall be maintained by Operations Manager, Xerox Administrative Services, The Atrium 0871-005, 134 East Main Street, Rochester, New York 14604. XAS shall deliver to Customer and Heller, on a monthly basis, reporting reflecting the disposition of all remittance checks processed at XAS's Lockbox at the following address:

                    Cathy Sutton
                    BankVest Capital Corp.
                    114 Turnpike Rd.
                    Westboro, MA 01581

     E. XAS shall credit by deposit the total of all remittance checks processed to the Customer's account number _____________________________ until such time XAS receives notice from Heller that Customer is in default under either a Loan and Security Agreement or a Purchase and Sale Agreement, both with Heller and dated as of August 7, 1995, and thereafter all deposits will be held by XAS until Heller shall advise XAS otherwise by written instruction. Heller agrees to indemnify XAS and hold it harmless from any and all claims, losses, lawsuits, liabilities, costs and expenses (including court costs and attorney's fees) of whatsoever kind or nature that XAS may suffer or incur in relying on such notice. XAS shall have no duties under the underlying loan or agreement to determine that a default by Customer exists in fact, and XAS shall have no duty to determine that signature and notice are genuine. XAS further agrees that, in the event of its receipt of such notice, Heller may elect to continue to utilize XAS's Lockbox services as set forth herein, and that XAS shall accept Heller as a substitute party for Customer hereunder.

     F.   Maintain a microfilm record of each remittance check processed.

     G.   Handle the following item in the manner indicated:

          1. Foreign items will be processed according to XAS's usual operating procedures.

          2. If there exists a variance between numerical and written amounts, XAS shall process such items on the basis of the written amounts. Customer agrees to promptly notify XAS of any adjustments made with respect to such items, and any appropriate debits or credits to Customer's account shall thereupon be made.

          3.   Undated checks will be dated with the current date.

          4. Returned checks or disputed items previously credited to Customer's account will be promptly debited, or if insufficient balances remain, then Customer will, upon demand, remit to XAS the amount of funds represented by said items. Said items shall be made available for delivery to the Customer in the manner hereinabove provided.

III. Throughout the term of this Agreement, for its services hereunder, Customer shall advance to XAS monthly, a monthly maintenance fee in accordance with XAS's current fee schedule in addition to XAS's normal account analysis charges in effect from time to time. XAS is hereby authorized to bill Customer directly for fees and charges incurred in connection with this Agreement.

IV. Customer agrees to and does hereby indemnify and hold harmless XAS from and against any and all expenses, costs, claims, causes of action, and liabilities resulting from claims by third parties which directly or indirectly arise from the handling of and credit given for remittance items handled under this Agreement, it being understood and agreed that XAS acts herein as agent for the Customer. XAS will not be liable for acting under court order, garnishment, tax levy or similar process. It is further expressly agreed that XAS shall not be liable to Customer or any other party for any loss, directly or indirectly, resulting from its improper processing of items as required in Section 2 hereof, except in cases of gross negligence, fraud or willful misconduct.

V. This agreement may be terminated by either Customer or XAS upon giving to the other Thirty (30) days written notice of its intention to do so. A copy of such notice shall be sent to Heller. However, this Agreement shall remain in full force and effect after the effective date of cancellation with respect to items received and processed hereunder.

VI. This Agreement may not be amended, nor may it be terminated by Customer without the written consent of Heller.

VII. Notices provisions:

     Any written notice, request or demand required or permitted by this Agreement shall, until any party shall notify the others in writing of a different address, be properly given if sent by certified first class mail, postage prepaid, return receipt requested, or by prepaid overnight delivery service or by facsimile transmission, and shall be deemed given on the day that such writing is received by the party to whom it is sent, and addressed as follows:

     If to XAS:                 If to the Customer:

       __________                          __________
       __________                          __________
       __________                          __________
       __________                          __________
       Fax Number  ( )                  Number   ( )
                  ---------                    --------

   If to Heller:

       Heller Financial, Inc.
       Attn: Vendor Finance Division
       One TransAm Plaza Drive, Suite 222
       Oakbrook Terrace, Illinois 60181
       Fax Number: (708) 916-7457

VIII.This Agreement represents the entire understanding between the parties with respect to the subject matter hereof and no additional, supplemental or amending Agreement shall be deemed to exist or be enforceable between the parties unless in writing and signed by the parties. This Agreement shall be governed by and construed in accordance with the laws of the State of___________.

EXECUTED, this day and year first above written.

CUSTOMER                                       XAS


By:________                                    By:__________

Its:_______                       Its:______________


Contact person at Customer should questions arise relative to a Lockbox deposit:
(Please print)

                     Agreed and Acknowledged:
                     Heller Financial, Inc.


                     By:_____________________

                     Its:____________________

                                   EXHIBIT G
                                   ---------

                       Form of Facility Promissory Note
                       --------------------------------

                          FULL RECOURSE FACILITY NOTE
                          ---------------------------

Up to $2,000,000.00
Chicago, Illinois                                                 August 7, 1995

For Value Received, BANKVEST CAPITAL CORP., a Massachusetts corporation ("Borrower"), promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), the principal sum of Two Million Dollars ($2,000,000.00), or so much as is advanced by Lender under the Facility, plus interest thereon and any other charges applicable thereto, all as set forth more fully in that certain Loan and Security Agreement dated of even date herewith and executed by and between Borrower and Lender (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in such Agreement, the applicable provisions of which are incorporated herein by this reference.

This Note is executed to evidence the Facility described in the Agreement. Each Advance shall bear interest as provided in the Agreement. Interest which accrues on each Advance, together with the principal amount thereof, shall be payable in accordance with the applicable Amortization Schedule attached to each Contract Funding Request. Each payment described on such Amortization Schedule represents payment of interest as well as principal. The principal balance of the Facility, or any portion thereof, shall or may be prepaid as described in the Agreement.

If any payment to be made pursuant to this Note becomes past due for a period in excess of ten (10) days, Borrower shall pay to Lender on demand any late charges or other payments which Lender is entitled to receive from Borrower pursuant to the provisions of Article II of the Agreement.

At the election of the holder hereof, upon the occurrence of an Event of Default, the Facility, and all accrued and unpaid interest thereon, together with any other applicable charges, shall be and become immediately due and payable in full.

If any suit or action is instituted or attorneys are employed to collect this Note or any part thereof, Borrower promises and agrees to pay all costs of collection, including actual court costs and reasonable attorneys' fees.

Borrower for itself and its successors and assigns hereby waives presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time before, at or after maturity, without in any way affecting the liability of Borrower hereunder.

Lender or the holder hereof shall not be required to look to any collateral for the payment of this Note, but may proceed against the undersigned in such manner as it deems desirable. None of the rights or remedies of Lender or the holder hereunder or under the Agreement are to be deemed waived or affected by any failure to exercise same. All remedies conferred upon Lender or the holder of this Note, the Agreement or any other instrument or agreement to which the undersigned is a party or under which any or all of them is bound, shall be cumulative and not exclusive, and such remedies may be exercised concurrently or consecutively at Lender's or the holder's option.

THIS PROMISSORY NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF ILLINOIS. BORROWER DOES HEREBY SUBMIT, AT LENDER'S ELECTION, TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURTS (FEDERAL, STATE OR LOCAL) HAVING A SITUS WITHIN THE COUNTY OF COOK AND THE STATE OF ILLINOIS WITH RESPECT TO ANY DISPUTE, CLAIM, OR SUIT WHETHER DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PROMISSORY NOTE. BORROWER EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF BORROWER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF. BORROWER

HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT THE COUNTY OF COOK, STATE OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. THE EXCLUSIVE CHOICE OF FORUM SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION BY LENDER TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION.

BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PROMISSORY NOTE. THIS WAIVER IS INTENDED TO BE EFFECTIVE WITH RESPECT TO ALL DISPUTES WHICH ARISE OUT OF THE PROMISSORY NOTE, THE LOAN DOCUMENTS OR PERTAIN TO THE TRANSACTIONS CONTEMPLATED THEREBY. THIS WAIVER IS IRREVOCABLE, AND MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SUCH WAIVER SET FORTH HEREIN SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PROMISSORY NOTE OR THE OTHER LOAN DOCUMENTS.

This Note shall be binding upon Borrower, its successors and assigns, and shall inure to the benefit of the successors and assigns of Lender.

IN WITNESS WHEREOF, Borrower has executed this Note as of the date first written above.

BANKVEST CAPITAL CORP.


By: ________________________

Title  _____________________

                                   EXHIBIT H
                                   ---------

                       Form of Contract Funding Request
                       --------------------------------

                     [TO BE PUT ON LETTERHEAD OF BORROWER]

                     REQUEST FOR CONTRACT FUNDING ADVANCE
                     ------------------------------------


___________________, 19___


Heller Financial, Inc.
One Trans Am Plaza Drive -- Suite 222
Oakbrook Terrace, Illinois 60181
Attn: Lease Portfolio Group

Ladies and Gentlemen:

   On _________________, 19___, we would like to drawn down $__________________
on our Facility in accordance with the provisions contained in the Loan and Security Agreement dated as of August 7, 1995 (the "Agreement") between the undersigned and Heller Financial, Inc. These funds should be wired on _____________________, 19___ as follows:

       Receiving Bank:                        Credit Account:


In the event we are unable to draw down such Advance on the requested date, the amount of our requested Advance shall increase by a per-diem rate of $____________ per day thereafter.

   In accordance with the provisions of the Agreement attached hereto as:

       (a) Exhibit A are the original Facility Contracts relative to this Advance (individually, a "Contract" and collectively, the "Contracts"), attached to which is evidence that each End-User subject to a Facility Contract has been notified of and has acknowledged in writing the requirement to remit all future payments due thereunder to the Lockbox;

       (b) Exhibit B is an Amortization Schedule, in a format acceptable to Lender, covering all Contracts subject to this Advance;

       (c) Exhibit C is a bill of sale (if applicable) or other evidence of ownership, Evidence of Insurance (with respect to any Facility Contracts in which the underlying Facility Equipment has an Acquisition Cost of more than Fifty Thousand Dollars ($50,000.00), and a Certificate of Acceptance for each item of Equipment which is subject to a Facility Contract;

       (d) Exhibit D is evidence of each End-User's authority to enter into its respective Facility Contract;

       (e) Exhibit E is an Assignment of Contracts and Liens, attached to which are properly executed UCC financing statements, showing Lender as Secured Party or as Lender of Secured Party, as applicable;

       (f) Exhibit F is a master Contract Payment Letter executed on Borrower's letterhead;

       (g) Exhibit G are copies of any current financial statements of the End-Users which have been furnished to Borrower;

       (h) Exhibit H is properly executed UCC financing statements as set forth in Section 4.2.3 of the Agreement.

I, PAUL GASS, President of BANKVEST CAPITAL CORP., a Massachusetts corporation, hereby do certify pursuant to Article II of the Loan and Security Agreement dated as of August 7, 1995 (the "Agreement") (all terms used herein that are defined in the Agreement and not otherwise defined herein shall have the respective meanings set forth in the Agreement) between the Borrower and Lender, that no Event of Default now exists or will be created, and, to the best of my knowledge after due inquiry, no Incipient Default exists or will be created if the Advance being requested of Heller Financial, Inc. of even date herewith, is made.

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of ______________, 19___.

BANKVEST CAPITAL CORP.


By: ___________________________
Its:___________________________

                                   EXHIBIT I
                                   ---------

                        Form of Contract Payment Letter
                        -------------------------------

                   [TO BE PLACED ON LETTERHEAD OF BORROWER]

                    NOTICE AND ACKNOWLEDGMENT OF ASSIGNMENT
                    ---------------------------------------

________________, 19____

To:  The Customer shown on the attached Exhibit "A" ("Customer")

Re: The Installment Sale Contract, Conditional Sale Contract or Lease ("Contract") referenced on Exhibit "A" attached hereto, by and between BankVest Capital Corp. ("BankVest") and Customer, and the equipment which is the subject of such Contract ("Equipment").

     BANKVEST HEREBY GIVES NOTICE TO CUSTOMER THAT IT HAS ASSIGNED THE CONTRACT FOR FINANCING PURPOSES TO HELLER FINANCIAL, INC. ("HELLER").

     In connection with the aforesaid assignment, BankVest hereby directs Customer, and Customer hereby agrees, to make all further payments of obligations payable under the Contract to Heller at the following address:

           ____________________________________
           ____________________________________
           ____________________________________
           Attn: ______________________________

(or at such other address as Heller from time to time may notify Customer at Customer's above address or such other address of which Customer has given Heller notice), commencing with the payment in the amount of $ ____________ due on _________________, 19___, and monthly thereafter (for a total of __________________ (______) payments, unless otherwise advised by Heller). BankVest agrees that payment to Heller will relieve Customer of its obligation to make such payments to BankVest pursuant to the Contract and all such payments must be made to Heller until Heller advises Customer otherwise.

     All notices and other correspondence to Heller (other than payments) shall be addressed to it at One TransAm Plaza Drive, Suite 222, Attention: Vendor Finance Division, Financial Services Group, or to such other address as Heller may notify Customer from time to time.

     Notwithstanding any term or provision of the Contract to the contrary, Customer hereby represents, acknowledges and agrees:

     A.   That:

          (i) the Contract is in full force and effect and Customer is not in default thereunder,

          (ii) all of the Equipment is in Customer's possession and has been unconditionally accepted by Customer,

          (iii) as of the date of this Notice and Acknowledgment, Customer has made no prior assignment, pledge or other encumbrance of the Contract, the Equipment, or any documents related thereto,

          (iv) Customer has no knowledge of any facts which might impair the validity of the Contract,

          (v) Customer is not in possession of the original or counterpart original Contract or any documents related thereto, except for one duplicate original of such Contract, which is marked to indicate (A) that it is a duplicate original, and (B) that all of the rights of the Secured Party/Lessor and the equipment which is subject to the Contract are subject to a lien in favor of Heller Financial, Inc." and

          (vi) should Customer come into possession of the original or counterpart original Contract or any documents related thereto, Customer shall hold such documentation in trust for Heller, and promptly shall turn over such documentation to Heller;

   B. That Customer's obligation to make all payments as set forth in the Contracts is unconditional and that Customer will make all such payments, including any and all prepayments thereof, to Heller directly without asserting any right to setoff, defense, counterclaims, or other rights;

   C. That BankVest has assigned to Heller all monies due or to become due to BankVest under the Contract and all rights and privileges of BankVest under the Contract except that Heller shall not be chargeable with any obligations or liabilities thereunder to Customer and that Customer promises to settle all claims against BankVest directly with BankVest and hereby waives, relinquishes and disclaims as to Heller all counterclaims, rights of set-off and defenses Customer may have against BankVest;

   D. That Customer will not, without Heller's prior written consent: (i) prepay monies owing under the Contract, (ii) modify or amend the Contract, (iii) assign or sublet its rights under the Contract or in the Equipment, (iv) exercise any of its rights under the Contract which are exercisable only with the consent of BankVest, or (v) return the Equipment to BankVest;

   E. That any notice which Customer is required to give BankVest under the Contract shall be sent with a copy addressed to Heller;

   F. That the rights of the Customer under the Contract or in the Equipment shall be subject and subordinate and junior to the rights of Heller under any security agreements or instruments now or hereafter executed by BankVest affecting the Equipment and the accessions, additions, replacements or substitutions to the Equipment; and

   G. That the proceeds of insurance payable as a result of loss of or damage to the Equipment shall be applied at the option of Heller: (a) toward the replacement, restoration of repair of the Equipment, or (b) toward payment of the obligations of Customer under the Contract and Customer hereby irrevocably appoints Heller as Customer's attorney-in-fact to make claim for, receive payment of and execute and endorse all documents, checks or drafts received under any insurance policy in payment for loss or damage to the Equipment, which appointment is deemed to be a power coupled with an interest and therefor is irrevocable.

     THE ASSIGNMENT REFERRED TO HEREIN SHALL BE DEEMED NOT TO RELIEVE BANKVEST FROM ANY OF ITS OBLIGATIONS UNDER THE CONTRACT.

Please acknowledge Customer's consent to and agreement with the foregoing by having an authorized officer execute the acknowledgment below and returning an executed copy of this letter to Heller. The parties hereto agree that this Acknowledgment may be executed in counterparts.

YOU MAY RELY UPON A PHOTOCOPY OF THIS NOTIFICATION IN LIEU OF THE ORIGINAL.

               BANKVEST CAPITAL CORP.


               By: _______________________

               Its:_______________________

Acknowledged, consented and agreed to
this _____ day of___________, 19____.

                                           Receipt Acknowledged:

                                           HELLER FINANCIAL, INC.
   (Customer)

By: _____________________              By: _______________________

Title: __________________                     Title: _________________

                                   EXHIBIT J
                                   ---------

       Form of Clerk's Certificate re: Articles, Bylaws and Resolutions
       ----------------------------------------------------------------

                 CLERK'S CERTIFICATE -- BANKVEST CAPITAL CORP.

The undersigned hereby certifies that he/she is the duly elected, qualified and acting Clerk of BANKVEST CAPITAL CORP., a Massachusetts corporation (the "Corporation") and, pursuant to that certain Loan and Security Agreement dated as of August 7, 1995 (the "Agreement"), between the Corporation and Heller Financial, Inc., a Delaware corporation, hereby further certifies as follows:

(a) Attached hereto as Exhibit A is a complete and correct copy of the Bylaws of the Corporation, as in effect on the date hereof, which Bylaws have not been amended, modified or rescinded since the date of adoption thereof, except as set forth in such Exhibit A;

(b) Attached hereto as Exhibit B is a complete and correct copy of the Corporation's Certificate of Incorporation certified by the Secretary of State of Massachusetts as true, complete and correct as of _____________________, 19___, and no action for any amendment to such certificate has been taken since that date or is pending, except as set forth in such Exhibit B;

(c) Attached hereto as Exhibit C is a complete and correct copy of resolutions duly adopted by unanimous written consent of the directors of the Corporation, in accordance with Section ________ of the Massachusetts Corporation Law, which resolutions have not been amended, modified or rescinded since the date of adoption thereof and are in full force and effect on the date hereof;

(d) Set forth below are the names and titles of the duly elected, qualified and acting officers of the Corporation, each such person holds the office set forth opposite his or her name, and the signatures appearing opposite the respective names of those officers who are executing any of the Loan Documents (as defined in the Agreement) on behalf of the Corporation are genuine signatures of such officers:

       __________________        __________________________________
                                      President
       __________________        __________________________________
                                      Senior Vice President -- Operations
       __________________        __________________________________
                                      Clerk
       __________________        __________________________________
                                      Chief Financial Officer
       __________________        __________________________________
                                      Senior Vice President
       __________________        __________________________________
                                      Vice President

(e) Each such officer who signs or has signed the Agreement or any other documents delivered pursuant to the Agreement is or has been duly authorized and empowered to do so in the name and on behalf of the Corporation.

IN WITNESS WHEREOF, the undersigned have executed this Clerk's Certificate this ___ day of ____________, 19___.


                      ___________________________________

                                     xviii

The undersigned hereby certifies that ___ is the duly elected, qualified and acting President of the Corporation, and hereby further certifies that ______________________ is the duly elected, qualified and acting Clerk of the Corporation, and that the above signature is h___ genuine signature.


                      ___________________________________
                                   EXHIBIT K
                                   ---------

                     Form of Opinion of Borrower's Counsel
                     -------------------------------------


Heller Financial, Inc.
One Trans Am Plaza Drive
Suite 222
Oakbrook Terrace, Illinois 60181

We have acted as counsel to BANKVEST CAPITAL CORP. (the "Corporation"), in connection with the preparation of, and the initial borrowing made under that certain Loan and Security Agreement (the "Agreement") dated as of August 7, 1995 by and between the Corporation and you and the following documents:

     1. Facility Note in the principal amount of $2,000,000.00 dated as of August 7, 1995 executed by the Corporation as maker/Borrower, payable to your order;

     2. Assignment of Contracts and Liens dated as of _____________, executed by the Corporation in your favor;

(which documents together with the Agreement shall be referred to herein collectively as the "Transaction Documents") and have participated in the Corporation's behalf in connection with your loan to the Corporation ("Transaction"). This Opinion Letter is provided to you at the request of the Corporation pursuant to Section 4.1.4 of the Agreement. Except as otherwise indicated herein, capitalized terms used in this Opinion Letter are defined as set forth in the Agreement or the Accord (as defined below) unless the context requires otherwise. In case of an inconsistency between terms defined in both, the definitions in the Agreement shall govern.

For purposes of this Opinion Letter, we have examined, among other things, the following documents:

     [LIST DOCUMENTS REVIEWED]

This Opinion Letter is governed by, and shall be interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law
(1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith. The law covered by the opinions expressed herein is limited to the federal Law of the United States and the Law of the State of
___________.

As to various matters of fact relevant to the opinions expressed herein, we have relied, with your permission, upon the representations and warranties contained in Sections 5.3, 5.4 and 5.7 of the Agreement.

In issuing this Opinion Letter, we have assumed, without independent investigation on our part, that (i) you have duly executed and delivered all Transaction Documents and other documents required by you in connection with the making and Closing of the Facility in accordance with the Agreement, excepting only such documents as did not require your execution, which documents you have duly accepted; and (ii) the descriptions of Collateral set forth in the Transaction Documents are accurate and complete.

Based upon and subject to the foregoing, and subject to the qualifications set forth below, we are of the opinion that:

1. The Transaction Documents are enforceable against the Corporation in accordance with their respective terms.

2. Execution and delivery by the Corporation of, and performance of its agreements in, the Transaction Documents, do not (i) breach, or result in a default under, any existing obligation of the Corporation under contracts pertaining to the borrowing of money by the Corporation or guaranties by the Corporation of third-party debt, the breach or default of which would result in a material adverse impact on the Corporation's ability to consummate the Transaction or to perform any of its obligations under the Transaction Documents, (ii) breach or otherwise violate any existing obligation of the Corporation under any Court Order, or (iii) result in the creation or imposition of any lien on the Property of the Corporation, except the Permitted Liens.

3. Execution and delivery by the Corporation of, and performance by the Corporation of its agreements in, the Transaction Documents do not violate applicable provisions of statutory law or regulation.

4.   The Agreement creates a valid security interest in the Collateral.

5. We hereby confirm to you that there are no actions or proceedings against the Corporation, pending or overtly threatened in writing, before any court, governmental agency or arbitrator which (i) seek to affect the enforceability of the Agreement, or (ii) except as disclosed in Exhibit M to the Agreement, would, if determined adversely to the Corporation, have a material adverse impact on the Corporation's ability to perform any of its obligations under the Transaction Documents.

The General Qualifications apply to the opinions set forth in paragraphs 3 and 4 above as well as to the opinion set forth in paragraph 1 above.

This Opinion Letter may be relied on by you only in connection with the Transaction and may not be used or relied on by you or any other person for any other purpose whatsoever, except to the extent authorized in the Accord, without in each instance our prior written consent.

Very truly yours,

                                   EXHIBIT L
                                   ---------

           List of Borrower Financial Statements Delivered to Lender
           ---------------------------------------------------------

                                   EXHIBIT M
                                   ---------

                      Description of Material Litigation
                      ----------------------------------

               TO BE PROVIDED BY BORROWER AND BORROWER'S COUNSEL

                       ASSIGNMENT OF CONTRACTS AND LIENS
                       ---------------------------------

THIS ASSIGNMENT OF CONTRACTS AND LIENS is made as of the _____ day of __________, by BANKVEST CAPITAL CORP., a Massachusetts corporation (the "Borrower"), to HELLER FINANCIAL, INC., a Delaware corporation ("Lender").

                                   RECITALS:
                                   --------

     A. Lender and Borrower have entered into a Loan and Security Agreement dated as of August 7, 1995 (the "Agreement") pursuant to which Lender has agreed to make certain Advances to Borrower, subject to the terms and conditions set forth therein.

     B. Borrower is the lessor and/or secured party under those certain Contracts (individually, a "Contract" and collectively, the "Contracts") pertaining to certain Facility Equipment (the "Equipment"), a description of which is set forth on Exhibit A. A true and correct copy of each Contract (together with all amendments and modifications thereto) is attached as Exhibit B.

     C. Pursuant to each Contract, the End-User has executed UCC Financing Statements with respect to the related Facility Equipment.

     D. One of the conditions precedent to Lender's obligation to provide the financing described above is Borrower's execution and delivery of this Assignment.

     NOW, THEREFORE, to induce Lender to make the Advances and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower agrees as follows:

     1.   DEFINITION. Any capitalized term not otherwise defined herein which is
          ----------
defined in the Agreement shall have the meaning ascribed thereto in such Agreement.

     2.   ASSIGNMENT. To secure payment and performance of Borrower's
          ----------
Obligations, Borrower transfers and assigns to Lender all of Borrower's right, title and interest in and to each of the Contracts and each of the Borrower Liens.

     3.   REPRESENTATIONS AND WARRANTIES. The Representations and Warranties set
          ------------------------------
forth in the Agreement in Article V are hereby incorporated herein by reference and reaffirmed with respect to all Contracts to be made subject to the requested Advance. Borrower also represents and warrants that all of the conditions to Advances set forth in Section 4.2 of the Agreement have been satisfied.

     4.   COVENANTS. The Covenants set forth in the Agreement in Articles VI and
          ---------
VII are hereby incorporated herein by reference and reaffirmed with respect to all Contracts to be made subject to the requested Advance.

     5.   SECURITY. This Assignment is for collateral security purposes only.
          --------

     6.   REMEDIES FOR DEFAULT. Upon the occurrence of any Borrower Event of
          --------------------
Default or Contract Event of Default, Lender, at its option, without in any way waiving such default, shall have all of the remedies set forth in Article VIII of the Agreement.

     7.   RELEASE OF ASSIGNMENT. Upon the payment and performance in full of all
          ---------------------
of Borrower's Obligations with respect to a Facility Contract (or the exercise of a Permitted Substitution with respect thereto), all of the covenants and obligations of Borrower to Lender with respect to such Facility Contract and the Facility Equipment which is subject thereto shall be deemed to be satisfied, the Loan Documents applicable to such Facility Contract and such Facility Equipment shall automatically terminate and Lender shall execute and deliver to Borrower such UCC termination statements and other instruments as may be necessary to release the applicable Lender Lien(s) in the related Collateral.

     8.   SEVERABILITY. In the event that any provision of this Assignment is
          ------------
deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or any other Governmental Body, this Assignment shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

     9.   GOVERNING LAW. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT THAT IT IS MANDATORY THAT THE LAWS OF THE STATE IN WHICH THE EQUIPMENT IS LOCATED APPLY. FOR PURPOSES OF THIS SECTION 9, THIS ASSIGNMENT SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF ILLINOIS.

     10.  MISCELLANEOUS.
          -------------

     (a) No delay or omission on the part of Lender in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

     (b) The right of the Lender to enforce any other security for Borrower's Obligations may be exercised either prior to, simultaneously with, or subsequent to any action taken by Lender hereunder.

     (c) This Assignment, together with the covenants, representations and warranties herein contained, shall inure to the benefit of Lender and its successors and assigns and shall be binding upon the successors and assigns of Borrower.

     IN WITNESS WHEREOF, this Assignment has been made by Borrower as of the day and year first written above.

BANKVEST CAPITAL CORP.



By: ______________________________________

Its: _____________________________________

                              CLOSING CERTIFICATE
                              -------------------

     I, PAUL GASS, President of BANKVEST CAPITAL CORP., a Massachusetts corporation, hereby do certify pursuant to the Loan and Security Agreement dated as of August 7, 1995 (the "Agreement") (all terms used herein that are defined in the Agreement and not otherwise defined herein shall have the respective meanings set forth in the Agreement) between the Borrower and Lender, as follows:

     1. The representations and warranties contained in Article V of the Agreement are true and correct as of the Closing Date.

     2. All conditions of Closing set forth in Section 4.1 of the Agreement have been satisfied, except as follows:

     ___________________________________________________________________________
________________________________________________________________________________
______________________________________________________________.

     3.   No Event of Default or Incipient Default exists as of the Closing
Date.

     4. No material adverse change has occurred in the business of Borrower since the date of the last financial statements delivered by the Borrower to Lender.

     IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of ____________________, 19___.

BANKVEST CAPITAL CORP.                     ATTEST:


By: __________________________________              _________________________
                                                    Clerk

                          FULL RECOURSE FACILITY NOTE
                          ---------------------------

Up to $2,000,000.00
Chicago, Illinois                                                 August 7, 1995

For Value Received, BANKVEST CAPITAL CORP., a Massachusetts corporation ("Borrower"), promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), the principal sum of Two Million Dollars ($2,000,000.00), or so much as is advanced by Lender under the Facility, plus interest thereon and any other charges applicable thereto, all as set forth more fully in that certain Loan and Security Agreement dated of even date herewith and executed by and between Borrower and Lender (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in such Agreement, the applicable provisions of which are incorporated herein by this reference.

This Note is executed to evidence the Facility described in the Agreement. Each Advance shall bear interest as provided in the Agreement. Interest which accrues on each Advance, together with the principal amount thereof, shall be payable in accordance with the applicable Amortization Schedule attached to each Contract Funding Request. Each payment described on such Amortization Schedule represents payment of interest as well as principal. The principal balance of the Facility, or any portion thereof, shall or may be prepaid as described in the Agreement.

If any payment to be made pursuant to this Note becomes past due for a period in excess of ten (10) days, Borrower shall pay to Lender on demand any late charges or other payments which Lender is entitled to receive from Borrower pursuant to the provisions of Article II of the Agreement.

At the election of the holder hereof, upon the occurrence of an Event of Default, the Facility, and all accrued and unpaid interest thereon, together with any other applicable charges, shall be and become immediately due and payable in full.

If any suit or action is instituted or attorneys are employed to collect this Note or any part thereof, Borrower promises and agrees to pay all costs of collection, including actual court costs and reasonable attorneys' fees.

Borrower for itself and its successors and assigns hereby waives presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time before, at or after maturity, without in any way affecting the liability of Borrower hereunder.

Lender or the holder hereof shall not be required to look to any collateral for the payment of this Note, but may proceed against the undersigned in such manner as it deems desirable. None of the rights or remedies of Lender or the holder hereunder or under the Agreement are to be deemed waived or affected by any failure to exercise same. All remedies conferred upon Lender or the holder of this Note, the Agreement or any other instrument or agreement to which the undersigned is a party or under which any or all of them is bound, shall be cumulative and not exclusive, and such remedies may be exercised concurrently or consecutively at Lender's or the holder's option.

THIS PROMISSORY NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF ILLINOIS. BORROWER DOES HEREBY SUBMIT, AT LENDER'S ELECTION, TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURTS (FEDERAL, STATE OR LOCAL)
HAVING A SITUS WITHIN THE COUNTY OF COOK AND THE STATE OF ILLINOIS WITH RESPECT TO ANY DISPUTE, CLAIM, OR SUIT WHETHER DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PROMISSORY NOTE. BORROWER EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF BORROWER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF. BORROWER HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT THE COUNTY OF COOK, STATE OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. THE

EXCLUSIVE CHOICE OF FORUM SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION BY LENDER TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION.

BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PROMISSORY NOTE. THIS WAIVER IS INTENDED TO BE EFFECTIVE WITH RESPECT TO ALL DISPUTES WHICH ARISE OUT OF THE PROMISSORY NOTE, THE LOAN DOCUMENTS OR PERTAIN TO THE TRANSACTIONS CONTEMPLATED THEREBY. THIS WAIVER IS IRREVOCABLE, AND MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SUCH WAIVER SET FORTH HEREIN SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS PROMISSORY NOTE OR THE OTHER LOAN DOCUMENTS.

This Note shall be binding upon Borrower, its successors and assigns, and shall inure to the benefit of the successors and assigns of Lender.

IN WITNESS WHEREOF, Borrower has executed this Note as of the date first written above.

BANKVEST CAPITAL CORP.


By: ____________________________________

Title  __________________________________

                 CLERK'S CERTIFICATE -- BANKVEST CAPITAL CORP.

The undersigned hereby certifies that he/she is the duly elected, qualified and acting Clerk of BANKVEST CAPITAL CORP., a Massachusetts corporation (the "Corporation") and, pursuant to that certain Loan and Security Agreement dated as of August 7, 1995 (the "Agreement"), between the Corporation and Heller Financial, Inc., a Delaware corporation, hereby further certifies as follows:

(a) Attached hereto as Exhibit A is a complete and correct copy of the Bylaws of the Corporation, as in effect on the date hereof, which Bylaws have not been amended, modified or rescinded since the date of adoption thereof, except as set forth in such Exhibit A;

(b) Attached hereto as Exhibit B is a complete and correct copy of the Corporation's Certificate of Incorporation certified by the Secretary of State of Massachusetts as true, complete and correct as of _____________________, 19___, and no action for any amendment to such certificate has been taken since that date or is pending, except as set forth in such Exhibit B;

(c) Attached hereto as Exhibit C is a complete and correct copy of resolutions duly adopted by unanimous written consent of the directors of the Corporation, in accordance with Section ________ of the Massachusetts Corporation Law, which resolutions have not been amended, modified or rescinded since the date of adoption thereof and are in full force and effect on the date hereof;

(d) Set forth below are the names and titles of the duly elected, qualified and acting officers of the Corporation, each such person holds the office set forth opposite his or her name, and the signatures appearing opposite the respective names of those officers who are executing any of the Loan Documents (as defined in the Agreement) on behalf of the Corporation are genuine signatures of such officers:

       _________________           ___________________________________
                                        President
       _________________           ___________________________________
                                        Senior Vice President -- Operations
       _________________           ___________________________________
                                        Clerk
       _________________           ___________________________________
                                        Chief Financial Officer
       _________________           ___________________________________
                                        Senior Vice President
       _________________           ___________________________________
                                        Vice President

(e) Each such officer who signs or has signed the Agreement or any other documents delivered pursuant to the Agreement is or has been duly authorized and empowered to do so in the name and on behalf of the Corporation.

IN WITNESS WHEREOF, the undersigned have executed this Clerk's Certificate this ___ day of ____________, 19___.


                      ___________________________________

The undersigned hereby certifies that ___ is the duly elected, qualified and acting President of the Corporation, and hereby further certifies that ______________________ is the duly elected, qualified and acting Clerk of the Corporation, and that the above signature is h___ genuine signature.


                      ___________________________________

      LOCKBOX SERVICE AGREEMENT BETWEEN XEROX ADMINISTRATIVE SERVICES and
                            BANKVEST CAPITAL CORP.

THIS AGREEMENT, made as of August 7, 1995, is by and between and XEROX ADMINISTRATIVE SERVICES ("XAS") and BANKVEST CAPITAL CORP. ("Customer").

                                  WITNESSETH

WHEREAS, Customer desires to purchase from XAS, and XAS desires to sell to Customer, XAS's Lockbox services hereinafter described, for the benefit of HELLER FINANCIAL, INC. ("Heller"), on those terms and conditions set forth:

NOW, THEREFORE, it is agreed by and between the parties as follows:

I. Customer warrants, represents, and agrees to notify its accounts that remittance checks shall be mailed to the Customer at the following address:

                                 ____________
                                 ____________
                                 ____________

II. The procedures to be followed in the handling of Lockbox services provided for herein shall be as hereafter stated in this paragraph, and XAS agrees to do each of the following:

     A. Collect mail at scheduled times from the Post Office box provided for this purpose Monday through Friday. There will be no mail collection on Saturday, Sunday or any State or Federal Holiday.

     B. To process all remittances within the exception item guidelines that the Customer has defined below.

     Exception Item Guidelines

     1.   Post-Dated checks will be held for deposit within a reasonable time
          ----------
          (currently 5 days);
     2.   No Date checks are deposited as of the date received;
          -------
     3.   No Signature checks are returned to the End-user;
          ------------
     4.   Legends (paid in full are deposited and notification send to End-user
          --------
          not accepting legend);
     5.   Payable to Not Indicated checks are returned to the End-user; and
          ------------------------
     6.   Other exceptions are dealt with on an as received basis.
          -----

     C. All remittance checks to be processed and deposited to Customer's account shall be endorsed, "For Deposit Only -- BankVest Capital -- Account #590 17097 0." AFTER XAS'S RECEIPT OF NOTICE OF DEFAULT AS DESCRIBED IN PARAGRAPH E. BELOW, ALL REMITTANCE CHECKS TO BE PROCESSED AND DEPOSITED SHALL BE ENDORSED, "CREDIT TO THE ACCOUNT OF PARTIES AS SET FORTH IN LOCKBOX SERVICE AGREEMENT BETWEEN BANKVEST CAPITAL CORP. AND XEROX ADMINISTRATIVE SERVICES DATED AS OF AUGUST 7, 1995. ABSENCE OF ENDORSEMENT GUARANTEED." Any change in the manner or style of said endorsement shall be made by Customer's and Heller's written notice to XAS of such change, and Customer shall supply XAS a stamp conforming to Customer's and Heller's requirements. Said notice of change shall be effective upon receipt by XAS.

     D. XAS shall maintain all copies of each encoded check, a deposit advice and other supporting information. XAS will receive any letters or other communication received with the check and also any checks not deposited due to exceptions. These shall be maintained by Operations Manager, Xerox Administrative Services, The Atrium 0871-005, 134 East Main Street, Rochester, New York 14604. XAS shall deliver to Customer and Heller, on a monthly basis, reporting reflecting the disposition of all remittance checks processed at XAS's Lockbox at the following address:

                    Cathy Sutton
                    BankVest Capital Corp.
                    114 Turnpike Rd.
                    Westboro, MA 01581

     E. XAS shall credit by deposit the total of all remittance checks processed to the Customer's account number _____________________________ until such time XAS receives notice from Heller that Customer is in default under either a Loan and Security Agreement or a Purchase and Sale Agreement, both with Heller and dated as of August 7, 1995, and thereafter all deposits will be held by XAS until Heller shall advise XAS otherwise by written instruction. Heller agrees to indemnify XAS and hold it harmless from any and all claims, losses, lawsuits, liabilities, costs and expenses (including court costs and attorney's fees) of whatsoever kind or nature that XAS may suffer or incur in relying on such notice. XAS shall have no duties under the underlying loan or agreement to determine that a default by Customer exists in fact, and XAS shall have no duty to determine that signature and notice are genuine. XAS further agrees that, in the event of its receipt of such notice, Heller may elect to continue to utilize XAS's Lockbox services as set forth herein, and that XAS shall accept Heller as a substitute party for Customer hereunder.

     F.   Maintain a microfilm record of each remittance check processed.

     G.   Handle the following item in the manner indicated:

          1. Foreign items will be processed according to XAS's usual operating procedures.

          2. If there exists a variance between numerical and written amounts, XAS shall process such items on the basis of the written amounts. Customer agrees to promptly notify XAS of any adjustments made with respect to such items, and any appropriate debits or credits to Customer's account shall thereupon be made.

          3.   Undated checks will be dated with the current date.

          4. Returned checks or disputed items previously credited to Customer's account will be promptly debited, or if insufficient balances remain, then Customer will, upon demand, remit to XAS the amount of funds represented by said items. Said items shall be made available for delivery to the Customer in the manner hereinabove provided.

III. Throughout the term of this Agreement, for its services hereunder, Customer shall advance to XAS monthly, a monthly maintenance fee in accordance with XAS's current fee schedule in addition to XAS's normal account analysis charges in effect from time to time. XAS is hereby authorized to bill Customer directly for fees and charges incurred in connection with this Agreement.

IV. Customer agrees to and does hereby indemnify and hold harmless XAS from and against any and all expenses, costs, claims, causes of action, and liabilities resulting from claims by third parties which directly or indirectly arise from the handling of and credit given for remittance items handled under this Agreement, it being understood and agreed that XAS acts herein as agent for the Customer. XAS will not be liable for acting under court order, garnishment, tax levy or similar process. It is further expressly agreed that XAS shall not be liable to Customer or any other party for any loss, directly or indirectly, resulting from its improper processing of items as required in Section 2 hereof, except in cases of gross negligence, fraud or willful misconduct.

V. This agreement may be terminated by either Customer or XAS upon giving to the other Thirty (30) days written notice of its intention to do so. A copy of such notice shall be sent to Heller. However, this Agreement shall remain in full force and effect after the effective date of cancellation with respect to items received and processed hereunder.

VI. This Agreement may not be amended, nor may it be terminated by Customer without the written consent of Heller.

VII.   Notices provisions:

       Any written notice, request or demand required or permitted by this Agreement shall, until any party shall notify the others in writing of a different address, be properly given if sent by certified first class mail, postage prepaid, return receipt requested, or by prepaid overnight delivery service or by facsimile transmission, and shall be deemed given on the day that such writing is received by the party to whom it is sent, and addressed as follows:

       If to XAS:                 If to the Customer:

             _________                         ________
             _________                         ________
             _________                         ________
             _________                         ________
         Fax Number  (   )                   Fax Number  (   )
                    -----------                         -----------

       If to Heller:

              Heller Financial, Inc.
              Attn: Vendor Finance Division
              One TransAm Plaza Drive, Suite 222
              Oakbrook Terrace, Illinois 60181
              Fax Number: (708) 916-7457

VIII. This Agreement represents the entire understanding between the parties with respect to the subject matter hereof and no additional, supplemental or amending Agreement shall be deemed to exist or be enforceable between the parties unless in writing and signed by the parties. This Agreement shall be governed by and construed in accordance with the laws of the State of___________.

EXECUTED, this day and year first above written.

CUSTOMER                                          XAS


By:_______________                                By:______________

Its:_______________                     Its:______________


Contact person at Customer should questions arise relative to a Lockbox deposit:
(Please print)

                           Agreed and Acknowledged:
                           Heller Financial, Inc.


                           By:_______________________

                           Its:______________________